                              ZENITH ACCUMULATOR

                     Individual Variable Annuity Contracts
                                   Issued By
                      Metropolitan Life Insurance Company
                                200 Park Avenue
                           New York, New York 10166

                              Designated Office:
                         Annuity Administrative Office
                                P.O. Box 14594
                           Des Moines, IA 50306-3594

                        SUPPLEMENT DATED APRIL 30, 2007
      TO THE PROSPECTUS DATED APRIL 30, 1999 (AS ANNUALLY SUPPLEMENTED).

   This supplement updates certain information in the prospectus dated April 30, 1999 (as annually supplemented), describing individual flexible and single purchase payment variable annuity contracts (the "Contracts") funded by The New England Variable Account (the "Variable Account"). You should read and retain this supplement. Certain additional information about the Contracts is contained in a Statement of Additional Information ("SAI") dated April 30, 2007, as it may be supplemented from time to time, which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A complete prospectus dated April 30, 1999, and any previous supplements, as well as the Statement of Additional Information, may be obtained free of charge by writing to New England Securities Corporation at 501 Boylston Street, Boston, Massachusetts 02116 or telephoning 1-800-777-5897.

   NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE CONTRACTS OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   THE SEC MAINTAINS A WEBSITE THAT CONTAINS THE SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. THE ADDRESS OF THE SITE IS HTTP://WWW.SEC.GOV.

   THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

   WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE CONTRACTS AND ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                                  HIGHLIGHTS

NON-NATURAL PERSONS AS OWNERS

   If the Owner of a non-qualified annuity Contract is not a natural person (e.g., a corporation, partnership or certain trusts) gains under the Contract are generally not eligible for tax deferral.

STATE VARIATIONS

   Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this supplement. This supplement updates certain information in the prospectus. Your actual Contract and any endorsements are the controlling documents. If you would like to review a copy of the Contract and endorsements, contact our Annuity Administrative Office.

                                 EXPENSE TABLE

   The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between Eligible Fund options. State premium taxes may also be deducted.

CONTRACT OWNER TRANSACTION EXPENSES

       Sales Charge Imposed on Purchase Payments................................           None
       Contingent Deferred Sales Charge (as a percentage of Contract Value)      6.5% declining annually--
                                                                                       See Note (1)
       Transfer Fee(2)..........................................................            $10

--------
NOTES:
(1)The Contingent Deferred Sales Charge is a declining percentage of contract value withdrawn, as follows:

                    IF WITHDRAWN DURING CONTRACT YEAR CHARGE
                    --------------------------------- ------
                                    1................  6.5%
                                    2................  6.0%
                                    3................  5.5%
                                    4................  5.0%
                                    5................  4.5%
                                    6................  4.0%
                                    7................  3.5%
                                    8................  3.0%
                                    9................  2.0%
                                   10................  1.0%
                                   11................    0%

(2)Currently, we do not charge this fee. We reserve the right to impose a charge of $10 on each transfer in excess of four per year.

   The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Eligible Fund fees and expenses.

ANNUAL CONTRACT FEE

                      Administration Contract Charge(1)..... $30

VARIABLE ACCOUNT ANNUAL EXPENSES
(as a percentage of average daily net assets in the sub-accounts)

                                                                       AMERICAN FUNDS
                                                                     BOND SUB-ACCOUNT,
                                                                       AMERICAN FUNDS
                                                                       GROWTH-INCOME
                                                                        SUB-ACCOUNT,
                                                                       AMERICAN FUNDS
                                                                    GROWTH SUB-ACCOUNT,
                                                                     AND AMERICAN FUNDS         ALL
                                                                        GLOBAL SMALL           OTHER
                                                                 CAPITALIZATION SUB-ACCOUNT SUB-ACCOUNTS
                                                                 -------------------------- ------------
       Mortality and Expense Risk Charge(2).....................           1.20%                .95%
                                                                           -----               -----
       Administration Asset Charge..............................            .40%                .40%
                                                                           =====               =====
              Total Variable Account Annual Expenses............           1.60%               1.35%
                                                                           -----               -----

--------
NOTE:
(1)The Administration Contract Charge is not imposed after annuitization.

(2)We are waiving .08% of the Mortality and Expense Risk Charge for the subaccount investing in the BlackRock Large Cap Core Portfolio.

   The next item shows the minimum and maximum total operating expenses charged by the Eligible Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Eligible Fund's fees and expenses is contained below and in the prospectus for each Eligible Fund.

RANGE OF ELIGIBLE FUND OPERATING EXPENSES
(as a percentage of average net assets)

                                                                                           MINIMUM MAXIMUM
                                                                                           ------- -------
TOTAL ANNUAL ELIGIBLE FUND OPERATING EXPENSES
(expenses that are deducted from Eligible Fund assets, including management fees,
  distribution (12b-1) fees, and other expenses)..........................................   .30%   1.30%

                                                                                           MINIMUM MAXIMUM
                                                                                           ------- -------
NET TOTAL ANNUAL ELIGIBLE FUND OPERATING EXPENSES(1)
(expenses that are deducted from Eligible Fund assets, including management fees, distribution (12b-1) fees, and other expenses after any applicable contractual waiver or
  reimbursement arrangement)..............................................................   .29%   1.30%

--------
NOTE:
(1)The range of Net Total Annual Eligible Fund Operating Expenses takes into account contractual arrangements for certain Eligible Funds that require the investment adviser to reimburse or waive Eligible Fund operating expenses until April 30, 2008, as described in more detail below.

   The following table shows the annual operating expenses for each Eligible Fund for the year ended December 31, 2006, before and after any applicable contractual expense subsidy or expense deferral arrangement:

ANNUAL ELIGIBLE FUND OPERATING EXPENSES (as a percentage of average net assets)(1)

                                                                                                       NET TOTAL
                                                                                                        ANNUAL
                                                                                                       PORTFOLIO
                                                                                                       EXPENSES
                                                                                                       INCLUDING
                                                                     GROSS   CONTRACTUAL  NET TOTAL    ESTIMATED
                                                 12B-1               TOTAL     EXPENSE   CONTRACTUAL  EXPENSES OF
                                   MANAGEMENT DISTRIBUTION  OTHER    ANNUAL  SUBSIDY OR    ANNUAL     UNDERLYING
                                      FEES        FEES     EXPENSES EXPENSES  DEFERRAL   EXPENSES(2) PORTFOLIOS(2)
                                   ---------- ------------ -------- -------- ----------- ----------- -------------

AMERICAN FUNDS INSURANCE SERIES(3)
American Funds Bond Fund..........    .41%        .25%       .01%      .67%       0%         .67%
American Funds Global Small
  Capitalization Fund.............    .72%        .25%       .05%     1.02%       0%        1.02%
American Funds Growth Fund........    .32%        .25%       .02%      .59%       0%         .59%
American Funds Growth-Income
  Fund............................    .27%        .25%       .01%      .53%       0%         .53%

FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS(3)
VIP Equity-Income Portfolio.......    .47%          0%       .10%      .57%       0%         .57%
VIP Overseas Portfolio............    .72%          0%       .16%      .88%       0%         .88%

MET INVESTORS SERIES TRUST(3)(4)
BlackRock Large-Cap Core
  Portfolio(5)(6)(7)..............    .63%        .25%       .22%     1.10%       0%        1.10%
Harris Oakmark International
  Portfolio.......................    .78%        .15%       .13%     1.06%       0%        1.06%
Janus Forty Portfolio(5)(7).......    .65%        .25%       .06%      .96%       0%         .96%
Lazard Mid-Cap Portfolio..........    .70%        .25%       .06%     1.01%       0%        1.01%
Legg Mason Partners Aggressive
  Growth Portfolio(6).............    .63%        .25%       .09%      .97%       0%         .97%
Legg Mason Value Equity
  Portfolio(8)....................    .64%          0%       .08%      .72%       0%         .72%
Lord Abbett Bond Debenture
  Portfolio.......................    .50%        .25%       .04%      .79%       0%         .79%
MFS(R) Research International
  Portfolio.......................    .72%        .25%       .14%     1.11%       0%        1.11%
Met/AIM Small Cap Growth
  Portfolio(6)....................    .87%        .25%       .06%     1.18%       0%        1.18%
Neuberger Berman Real Estate
  Portfolio.......................    .64%        .25%       .04%      .93%       0%         .93%
Oppenheimer Capital Appreciation
  Portfolio(6)....................    .57%        .25%       .05%      .87%       0%         .87%
PIMCO Inflation Protected Bond
  Portfolio.......................    .50%        .25%       .04%      .79%       0%         .79%
PIMCO Total Return Portfolio......    .50%        .25%       .05%      .80%       0%         .80%
RCM Technology Portfolio(6)(9)....    .88%        .25%       .15%     1.28%       0%        1.28%
T. Rowe Price Mid-Cap Growth
  Portfolio.......................    .75%        .25%       .03%     1.03%       0%        1.03%

                                                                                                        NET TOTAL
                                                                                                         ANNUAL
                                                                                                        PORTFOLIO
                                                                                                        EXPENSES
                                                                                                        INCLUDING
                                                                      GROSS   CONTRACTUAL  NET TOTAL    ESTIMATED
                                                  12B-1               TOTAL     EXPENSE   CONTRACTUAL  EXPENSES OF
                                    MANAGEMENT DISTRIBUTION  OTHER    ANNUAL  SUBSIDY OR    ANNUAL     UNDERLYING
                                       FEES        FEES     EXPENSES EXPENSES  DEFERRAL   EXPENSES(2) PORTFOLIOS(2)
                                    ---------- ------------ -------- -------- ----------- ----------- -------------
METROPOLITAN SERIES FUND, INC.
"METROPOLITAN FUND"(3)(10)
BlackRock Aggressive Growth
  Portfolio........................    .72%        .25%       .06%     1.03%        0%       1.03%
BlackRock Bond Income
  Portfolio(11)....................    .39%          0%       .07%      .46%      .01%        .45%
BlackRock Diversified Portfolio....    .44%        .25%       .07%      .76%        0%        .76%
BlackRock Large Cap Value
  Portfolio........................    .70%        .15%       .11%      .96%        0%        .96%
BlackRock Legacy Large Cap Growth
  Portfolio........................    .73%          0%       .07%      .80%        0%        .80%
BlackRock Money Market
  Portfolio(13)....................    .34%          0%       .04%      .38%      .01%        .37%
BlackRock Strategic Value
  Portfolio........................    .82%          0%       .06%      .88%        0%        .88%
Davis Venture Value Portfolio......    .71%         .0%       .04%      .75%        0%        .75%
FI International Stock Portfolio...    .85%          0%       .13%      .98%        0%        .98%
FI Large Cap Portfolio(29).........    .78%        .25%       .06%     1.09%        0%       1.09%
FI Mid Cap Opportunities Portfolio.    .68%        .25%       .06%      .99%        0%        .99%
FI Value Leaders Portfolio.........    .64%          0%       .07%      .71%        0%        .71%
Franklin Templeton Small Cap Growth
  Portfolio(14)....................    .90%        .25%       .15%     1.30%        0%       1.30%
Harris Oakmark Focused Value
  Portfolio........................    .72%          0%       .05%      .77%        0%        .77%
Harris Oakmark Large Cap Value
  Portfolio........................    .72%        .15%       .06%      .93%        0%        .93%
Jennison Growth Portfolio..........    .63%          0%       .05%      .68%        0%        .68%
Lehman Brothers(R) Aggregate Bond
  Index Portfolio(15)..............    .25%        .25%       .06%      .56%      .01%        .55%
Loomis Sayles Small Cap
  Portfolio(16)....................    .90%          0%       .07%      .97%      .05%        .92%
MFS(R) Total Return Portfolio
  CLASS A(18)(29)..................    .53%          0%       .05%      .58%        0%        .58%
MFS(R) Total Return Portfolio
  CLASS E(18)(29)..................    .53%        .15%       .05%      .73%        0%        .73%
MetLife Mid Cap Stock Index
  Portfolio(17)(21)................    .25%        .25%       .08%      .58%      .01%        .57%
MetLife Stock Index Portfolio
  CLASS A(17)(19)..................    .25%          0%       .05%      .30%      .01%        .29%
MetLife Stock Index Portfolio
  CLASS B(17)(20)..................    .25%        .25%       .05%      .55%      .01%        .54%
Morgan Stanley EAFE(R) Index
  Portfolio(22)(23)................    .30%        .25%       .15%      .70%      .01%        .69%
Neuberger Berman Mid Cap Value
  Portfolio(29)....................    .65%        .25%       .06%      .96%        0%        .96%
Oppenheimer Global Equity
  Portfolio........................    .53%        .25%       .09%      .87%        0%        .87%

                                                                                                       NET TOTAL
                                                                                                        ANNUAL
                                                                                                       PORTFOLIO
                                                                                                       EXPENSES
                                                                                                       INCLUDING
                                                                     GROSS   CONTRACTUAL  NET TOTAL    ESTIMATED
                                                 12B-1               TOTAL     EXPENSE   CONTRACTUAL  EXPENSES OF
                                   MANAGEMENT DISTRIBUTION  OTHER    ANNUAL  SUBSIDY OR    ANNUAL     UNDERLYING
                                      FEES        FEES     EXPENSES EXPENSES  DEFERRAL   EXPENSES(2) PORTFOLIOS(2)
                                   ---------- ------------ -------- -------- ----------- ----------- -------------
Russell 2000(R) Index
  Portfolio(17)(23)...............    .25%        .25%       .11%     .61%       .01%        .60%
T. Rowe Price Large Cap Growth
  Portfolio.......................    .60%        .25%       .08%     .93%         0%        .93%
T. Rowe Price Small Cap Growth
  Portfolio.......................    .51%        .25%       .07%     .83%         0%        .83%
Western Asset Management Strategic
  Bond Opportunities Portfolio....    .63%          0%       .07%     .70%         0%        .70%
Western Asset Management
  U.S. Government Portfolio.......    .50%          0%       .07%     .57%         0%        .57%
Zenith Equity Portfolio(24).......      0%          0%       .01%     .01%         0%        .01%         .72%

METROPOLITAN FUND-ASSET ALLOCATION
  PORTFOLIOS(3)(10)
MetLife Conservative Allocation
  Portfolio (25)(26)..............    .10%        .25%       .09%     .44%       .09%        .35%         .96%
MetLife Conservative to Moderate
  Allocation Portfolio (25)(26)...    .10%        .25%       .02%     .37%       .02%        .35%        1.00%
MetLife Moderate Allocation
  Portfolio (25)(26)..............    .10%        .25%       .01%     .36%       .01%        .35%        1.05%
MetLife Moderate to Aggressive
  Portfolio (25)(26)..............    .10%        .25%       .01%     .36%       .01%        .35%        1.10%
MetLife Aggressive Allocation
  Portfolio (25)(26)..............    .10%        .25%       .07%     .42%       .07%        .35%        1.10%

MET INVESTORS SERIES TRUST-ETF
  PORTFOLIOS(3)(4)
Cyclical Growth and Income ETF
  Portfolio(27)(28)...............    .45%        .25%       .11%     .81%       .01%        .80%        1.05%
Cyclical Growth ETF
  Portfolio(27)(28)...............    .45%        .25%       .09%     .79%         0%        .79%        1.03%

--------
NOTES:
(1) The Eligible Fund expenses used to prepare this table were provided to us by the Eligible Funds. We have not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2006. Current or future expenses may be greater or less than those shown.

(2) Net Total Contractual Annual Expenses do not reflect any expense reductions resulting from directed brokerage arrangements or voluntary waivers.

(3) Our Affiliate, MetLife Advisers, LLC ("MetLife Advisers") is the investment manager for the Portfolios of the Metropolitan Fund, including the Metropolitan Fund Asset Allocation Portfolios. Our Affiliate, Met Investors Advisory LLC ("Met Investors Advisory") is the manager of the Portfolios of the Met Investors Series Trust. Capital Research and Management Company is the investment adviser of the American Funds Insurance Series. Fidelity Management & Research Company is the investment advisor to the Portfolios of the Variable Insurance Products Fund.

(4) Other Expenses have been restated to reflect new custodian, fund administration and transfer agent fee schedules, as if these fee schedules had been in effect during the previous fiscal year.

(5) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year.

(6) The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year.

(7) This is a new share class for this Portfolio. Operating expenses are estimated based on the expenses of the Class A shares of the Portfolio.

(8) Other Expenses reflect the repayment of fees previously waived or expenses previously paid by the Investment Adviser, under the terms of prior expense limitation agreements, in the amount of 0.02%.

(9) Other Expenses reflect the repayment of fees previously waived or expenses previously paid by the Investment Adviser, under the terms of prior expense limitation agreements, in the amount of 0.04%.

(10) Other Expenses have been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.

(11) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee to the annual rate of 0.325% for amounts over $1 billion but less than $2 billion.

(12) Other Expenses reflect the repayment of expenses previously paid by the Investment Adviser, under the terms of prior expense limitation agreements, in the amount of 0.02%.

(13) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee to the annual rate of 0.345% for the first $500 million of the Portfolio's average daily net assets and 0.335% for the next $500 million.

(14) Other Expenses reflect the repayment of fees previously waived or expenses previously paid by the Investment Adviser, under the terms of prior expense limitation agreements, in the amount of 0.03%.

(15) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee of the Portfolio to 0.244%.

(16) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee of the Portfolio by 0.05%.

(17) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee of the Portfolio to 0.243%.

(18) For Contracts issued prior to May 1, 1995, the MFS Total Return Portfolio Class A is available. For Contracts issued on and after May 1, 1995, the MFS Total Return Portfolio Class E is available during the accumulation phase and the MFS Total Return Portfolio Class A is available during the annuity phase.

(19) For Contracts issued prior to May 1, 1995, the MetLife Stock Index Portfolio Class A is available. Class A shares of MetLife Stock Index Portfolio were substituted for the Westpeak Stock Index Series on April 27, 2001.

(20) For Contracts issued on and after May 1, 1995, the MetLife Stock Index Portfolio Class B is available during the accumulation phase and the MetLife Stock Index Portfolio Class A is available during the annuity phase.

(21) Other Expenses include 0.01% of "Acquired Fund Fees and Expenses," which are fees and expenses attributable to underlying portfolios in which the Portfolio invested during the preceding fiscal year.

(22) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee of the Portfolio to 0.293%.

(23) Other Expenses include 0.02% of "Acquired Fund Fees and Expenses," which are fees and expenses attributable to underlying portfolios in which the Portfolio invested during the preceding fiscal year.

(24) The Zenith Equity Portfolio is a "fund of funds" that invests equally in three other Portfolios of the Metropolitan Fund: the FI Value Leaders Portfolio, the Jennison Growth Portfolio and the Capital Guardian U.S. Equity Portfolio (together, the "Underlying Portfolios"). The Zenith Equity Portfolio has its own operating expenses and bears its pro rata portion of the operating expenses of the Underlying Portfolios including the management fee. For the year ended December 31, 2006, the gross and net total annual operating expenses of the Underlying Portfolios were 0.71%. Contract Owners may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of investing in the Zenith Equity Portfolio.

(25) These Portfolios are "funds of funds" that invest substantially all of their assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolios invest in other underlying portfolios, each Portfolio will also bear it's pro rata portion of the operating expenses of the underlying portfolios in which the Portfolio invests, including the management fee. The weighted average of the total operating expenses of the underlying portfolios, after any applicable fee waivers and expense reimbursements, as of December 31, 2006, were: 0.61% for the MetLife Conservative Allocation Portfolio, 0.65% for the MetLife Conservative to Moderate Allocation Portfolio, 0.70% for the MetLife Moderate Allocation Portfolio, 0.75% for the MetLife Moderate to Aggressive Allocation Portfolio and 0.75% for the MetLife Aggressive Allocation Portfolio. The total operating expenses of the Portfolios, including the weighted average of the total operating expenses of the underlying portfolios, before any applicable fee waivers and expense reimbursements, as of December 31, 2006, were: 1.05% for the MetLife Conservative Allocation Portfolio, 1.02% for the MetLife Conservative to Moderate Allocation Portfolio, 1.07% for the MetLife Moderate Allocation Portfolio, 1.11% for the MetLife Moderate to Aggressive Allocation Portfolio and 1.18% for the MetLife Aggressive Allocation Portfolio. Contract Owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of investing in the Portfolios. A Contract Owner who chooses to invest directly in the underlying portfolios would not, however, receive the asset allocation services provided by MetLife Advisers, LLC. (See the fund prospectus for a description of each Portfolio's target allocation.)

(26) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit net total annual operating expenses of the Portfolio to 0.10%, excluding 12b- fees.

(27) The Portfolio primarily invests its assets in other investment companies known as exchange-traded funds ("Underlying ETFs"). As an investor in an Underlying ETF or other investment company, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying ETF or other investment company. The weighted average of the total operating expenses of the Underlying ETFs or other investment companies, based upon the allocation of assets as of December 31, 2006, were: 0.25% for the Cyclical Growth and Income ETF Portfolio, and 0.24% for the Cyclical Growth ETF Portfolio. The total operating expenses of the Portfolio, including the weighted average of the total operating expenses of the Underlying ETFs or other investment companies as of December 31, 2006, before any applicable fee waivers and expense reimbursements, were: 1.06% for the Cyclical Growth and Income ETF Portfolio, and 1.03% for the Cyclical Growth ETF Portfolio. See the prospectus for the portfolios for a description of the allocation targets for each portfolio.

(28) Pursuant to an expense limitation agreement, the Investment Adviser has agreed, for a period of one year commencing May 1, 2007, to limit its fee and to reimburse expenses to the extent necessary to limit total operating expenses to 0.55%, excluding 12b-1 fees.

(29) The Management Fee has been restated to reflect current fees, as if the current fees had been in effect for the previous fiscal year.

EXAMPLE

   The Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Variable Account annual expenses, and Eligible Fund fees and expenses.(1)

   The Example assumes that you invest $10,000 in a Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and (b) minimum fees and expenses of any of the Eligible Funds (before reimbursement and/or waiver). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

    (1)If you surrender your Contract or annuitize under a non-life contingency option (with applicable contingent deferred sales charges deducted) at the end of the applicable time period:

                                             1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                             ------ ------- ------- --------
    (a).....................................  $873  $1,371  $1,886   $3,146
    (b).....................................  $778  $1,085  $1,405   $2,144

    (2)If you do NOT surrender your Contract or if you annuitize under a variable life contingency option (no contingent deferred sales charges would be deducted(2)):

                                             1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                             ------ ------- ------- --------
    (a).....................................  $275   $842   $1,435   $3,034
    (b).....................................  $175   $541   $  931   $2,021

   PLEASE REMEMBER THAT THE EXAMPLES ARE SIMPLY ILLUSTRATIONS AND DO NOT REFLECT PAST OR FUTURE EXPENSES. Your actual expenses may be higher or lower than those reflected in the examples depending on the features you choose. Similarly your rate of return may be more or less than the 5% assumed in the examples.
--------
NOTES:
(1)The examples do not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction). In these examples, the average Administration Contract Charge of 0.068% has been used. (See Note (1) to the first table on p. A-3.)

(2)The same would apply if you elect to annuitize under a fixed life contingency option unless your Contract has been in effect less than five years, in which case the expenses shown in the first three columns of the first example would apply. (See "Contingent Deferred Sales Charge".)

--------------------------------------------------------------------------------
Condensed financial information containing the Accumulation Unit Value history appears at the end of this prospectus (p. A-34).

                                  THE COMPANY

   The Company is a life insurance company and wholly-owned subsidiary of MetLife, Inc., a publicly traded company, whose principal office is at One Madison Avenue, New York, N.Y. 10010. The Company was organized in 1868 under the laws of the State of New York and has engaged in the life insurance business under its present name since 1868. It operates as a life insurance company in all 50 states, the District of Columbia, Puerto Rico and all provinces of Canada. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and group customers.

   New England Life Insurance Company ('NELICO"), a subsidiary of the Company, provides administrative services for the Contracts and the Variable Account pursuant to an administrative services agreement with the Company. These administrative services include maintenance of Contract Owner records and accounting, valuation, regulatory and reporting services. NELICO is located at 501 Boylston Street, Boston, Massachusetts 02116. The Company's Designated Office for receipt of Purchase Payments, loan repayments, requests and elections, and communications regarding death of the Annuitant, as further described below, is Annuity Administrative Office, P.O. Box 14594 Des Moines, IA 50306-3594.

                             THE VARIABLE ACCOUNT

   The amount of the guaranteed death benefit that exceeds the Contract Value is paid from our general account. Benefit amounts paid from the general account are subject to the claims-paying ability of the Company.

                      INVESTMENTS OF THE VARIABLE ACCOUNT

   Purchase payments applied to the Variable Account will be invested in one or more of the Eligible Funds listed below, at net asset value without deduction of any sales charge, in accordance with the selection you make in your application. You may change your selection of Eligible Funds for future purchase payments at any time without charge. (See "Requests and Elections.") You also may transfer previously invested amounts among the Eligible Funds, subject to certain conditions. (See "Transfer Privilege.") Your Contract Value may be distributed among no more than 10 accounts (including the Fixed Account) at any time. The Company reserves the right to add or remove Eligible Funds from time to time as investments for the Variable Account. See "Substitution of Investments."

   The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same sub-adviser. The investment results of the Eligible Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund, even if the other fund has the same sub-adviser.

   You will find complete information about the Eligible Funds, including the risks associated with each, in the accompanying prospectuses. They should be read along with this prospectus.

AMERICAN FUNDS BOND FUND

   The American Funds Bond Fund's investment objective is to maximize current income and preserve capital by investing primarily in fixed-income securities.

AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION FUND

   The American Funds Global Small Capitalization Fund's investment objective is to seek capital appreciation through stocks.

AMERICAN FUNDS GROWTH FUND

   The American Funds Growth Fund's investment objective is to seek both capital appreciation through stocks.

AMERICAN FUNDS GROWTH-INCOME FUND

   The American Funds Growth-Income Fund's Investment objective is to seek capital appreciation and income.

FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO

   The VIP Equity-Income Portfolio seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on securities comprising the Standard & Poor's 500/SM/ Index (S&P 500(R)).

FIDELITY(R) VIP OVERSEAS PORTFOLIO

   The VIP Overseas Portfolio seeks long-term growth of capital.

BLACKROCK AGGRESSIVE GROWTH PORTFOLIO

   The BlackRock Aggressive Growth Portfolio's investment objective is maximum capital appreciation.

BLACKROCK BOND INCOME PORTFOLIO

   The BlackRock Bond Income Portfolio's investment objective is a competitive total return primarily from investing in fixed-income securities.

BLACKROCK DIVERSIFIED PORTFOLIO

   The BlackRock Diversified Portfolio's investment objective is high total return while attempting to limit investment risk and preserve capital.

BLACKROCK LARGE-CAP CORE PORTFOLIO (FORMERLY BLACKROCK LARGE CAP PORTFOLIO, WHICH WAS FORMERLY BLACKROCK INVESTMENT TRUST PORTFOLIO)

   The BlackRock Large-Cap Core Portfolio's investment objective is long-term growth of capital and income.

BLACKROCK LARGE CAP VALUE PORTFOLIO

   The BlackRock Large Cap Value Portfolio's investment objective is long-term growth of capital.

BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO

   The BlackRock Legacy Large Cap Growth Portfolio's investment objective is long-term growth of capital.

BLACKROCK MONEY MARKET PORTFOLIO

   The BlackRock Money Market Portfolio's investment objective is a high level of current income consistent with preservation of capital. An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the BlackRock Money Market Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the BlackRock Money Market Portfolio.

   During extended periods of low interest rates, the yields of the subaccount investing in the BlackRock Money Market Portfolio may become extremely low and possibly negative.

BLACKROCK STRATEGIC VALUE PORTFOLIO

   The BlackRock Strategic Value Portfolio's investment objective is high total return, consisting principally of capital appreciation.

DAVIS VENTURE VALUE PORTFOLIO

   The Davis Venture Value Portfolio's investment objective is growth of capital.

FI INTERNATIONAL STOCK PORTFOLIO

   The FI International Stock Portfolio's investment objective is long-term growth of capital.

FI LARGE CAP PORTFOLIO

   The FI Large Cap Portfolio's investment objective is long-term growth of capital.

FI MID CAP OPPORTUNITIES PORTFOLIO

   The FI Mid Cap Opportunities Portfolio's investment objective is long-term growth of capital.

FI VALUE LEADERS PORTFOLIO

   The FI Value Leaders Portfolio's investment objective is long-term growth of capital.

FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

   The Franklin Templeton Small Cap Growth Portfolio's investment objective is long-term capital growth.

HARRIS OAKMARK FOCUSED VALUE PORTFOLIO

   The Harris Oakmark Focused Value Portfolio's investment objective is long-term capital appreciation.

HARRIS OAKMARK INTERNATIONAL PORTFOLIO

   The Harris Oakmark International Portfolio's investment objective is to seek long-term capital appreciation.

HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

   The Harris Oakmark Large Cap Value Portfolio's investment objective is long-term capital appreciation.

JANUS FORTY PORTFOLIO

   The Janus Forty Portfolio's investment objective is capital appreciation.

JENNISON GROWTH PORTFOLIO

   The Jennison Growth Portfolio's investment objective is long-term growth of capital.

LAZARD MID-CAP PORTFOLIO

   The Lazard Mid-Cap Portfolio's investment objective is long-term growth of capital.

LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO (FORMERLY LEGG MASON AGGRESSIVE GROWTH PORTFOLIO, WHICH WAS FORMERLY JANUS AGGRESSIVE GROWTH PORTFOLIO)

   The Legg Mason Partners Aggressive Growth Portfolio's investment objective is capital appreciation.

LEGG MASON VALUE EQUITY PORTFOLIO

   The Legg Mason Value Equity Portfolio's investment objective is long-term capital appreciation.

LEHMAN BROTHERS(R) AGGREGATE BOND INDEX PORTFOLIO

   The Lehman Brothers(R) Aggregate Bond Index Portfolio's investment objective is to equal the performance of the Lehman Brothers(R) Aggregate Bond Index.

LOOMIS SAYLES SMALL CAP PORTFOLIO

   The Loomis Sayles Small Cap Portfolio's investment objective is long-term capital growth from investments in common stocks or other equity securities.

LORD ABBETT BOND DEBENTURE PORTFOLIO

   The Lord Abbett Bond Debenture Portfolio's investment objective is to provide high current income and the opportunity for capital appreciation to produce a high total return.

MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

   The MFS(R) Research International Portfolio's investment objective is capital appreciation.

MFS(R) TOTAL RETURN PORTFOLIO

   The MFS(R) Total Return Portfolio's investment objective is a favorable total return through investment in a diversified portfolio.

   FOR CONTRACTS ISSUED PRIOR TO MAY 1, 1995, THE MFS TOTAL RETURN PORTFOLIO CLASS A IS AVAILABLE. FOR CONTRACTS ISSUED ON AND AFTER MAY 1, 1995, THE MFS TOTAL RETURN PORTFOLIO CLASS E IS AVAILABLE DURING THE ACCUMULATION PHASE AND THE MFS TOTAL RETURN PORTFOLIO CLASS A IS AVAILABLE DURING THE ANNUITY PHASE. SEE THE EXPENSE TABLE--METROPOLITAN SERIES FUND, INC. (P. A-5) FOR EXPENSE DIFFERENCES FOR THESE CLASSES.

MET/AIM SMALL CAP GROWTH PORTFOLIO

   The Met/AIM Small Cap Growth Portfolio's investment objective is long-term growth of capital.

METLIFE MID CAP STOCK INDEX PORTFOLIO

   The MetLife Mid Cap Stock Index Portfolio's investment objective is to equal the performance of the Standard & Poor's MidCap 400 Composite Stock Price Index ("S&P MidCap 400 Index").

METLIFE STOCK INDEX PORTFOLIO

   The MetLife Stock Index Portfolio's investment objective is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").

   FOR CONTRACTS ISSUED PRIOR TO MAY 1, 1995, THE METLIFE STOCK INDEX PORTFOLIO CLASS A IS AVAILABLE. FOR CONTRACTS ISSUED ON AND AFTER MAY 1, 1995, THE METLIFE STOCK INDEX PORTFOLIO CLASS B IS AVAILABLE DURING THE ACCUMULATION PHASE AND THE METLIFE STOCK INDEX PORTFOLIO CLASS A IS AVAILABLE DURING THE ANNUITY PHASE. SEE THE EXPENSE TABLE--METROPOLITAN SERIES FUND, INC. (P. A-5) FOR EXPENSE DIFFERENCES FOR THESE CLASSES.

MORGAN STANLEY EAFE(R) INDEX PORTFOLIO

   The Morgan Stanley EAFE(R) Index Portfolio's investment objective is to equal the performance of the MSCI EAFE(R) Index ("Morgan Stanley Capital International Europe Australasia Far East Index").

NEUBERGER BERMAN MID CAP VALUE PORTFOLIO

   The Neuberger Berman Mid Cap Value Portfolio's investment objective is capital growth.

NEUBERGER BERMAN REAL ESTATE PORTFOLIO

   The Neuberger Berman Real Estate Portfolio's investment objective is to seek total return through investment in real estate securities, emphasizing both capital appreciation and current income.

OPPENHEIMER GLOBAL EQUITY PORTFOLIO

   The Oppenheimer Global Equity Portfolio's investment objective is capital appreciation.

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

   The Oppenheimer Capital Appreciation Portfolio's investment objective is capital appreciation.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

   The PIMCO Inflation Protected Bond Portfolio's investment objective is maximum real return, consistent with preservation of capital and prudent investment management.

PIMCO TOTAL RETURN PORTFOLIO

   The PIMCO Total Return Portfolio's investment objective is to seek maximum total return, consistent with the preservation of capital and prudent investment management.

RCM TECHNOLOGY PORTFOLIO (FORMERLY RCM GLOBAL TECHNOLOGY PORTFOLIO)

   The RCM Technology Portfolio's investment objective is to seek capital appreciation, no consideration is given to income.

RUSSELL 2000(R) INDEX PORTFOLIO

   The Russell 2000(R) Index Portfolio's investment objective is to equal the return of the Russell 2000(R) Index.

T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

   The T. Rowe Price Large Cap Growth Portfolio's investment objective is long-term growth of capital and, secondarily, dividend income.

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

   The T. Rowe Price Mid-Cap Growth Portfolio's investment objective is long-term growth of capital.

T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

   The T. Rowe Price Small Cap Growth Portfolio's investment objective is long-term capital growth.

WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES PORTFOLIO

   The Western Asset Management Strategic Bond Opportunities Portfolio's investment objective is to maximize total return consistent with preservation of capital.

WESTERN ASSET MANAGEMENT U.S. GOVERNMENT PORTFOLIO

   The Western Asset Management U.S. Government Portfolio's investment objective is to maximize total return consistent with preservation of capital and maintenance of liquidity.

ZENITH EQUITY PORTFOLIO

   The Zenith Equity Portfolio's investment objective is long-term capital appreciation.

                          ASSET ALLOCATION PORTFOLIOS

METLIFE CONSERVATIVE ALLOCATION PORTFOLIO

   The MetLife Conservative Allocation Portfolio's investment objective is a high level of current income, with growth of capital as a secondary objective.

METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO

   The MetLife Conservative to Moderate Allocation Portfolio's investment objective is a high total return in the form of income and growth of capital, with a greater emphasis on income.

METLIFE MODERATE ALLOCATION PORTFOLIO

   The MetLife Moderate Allocation Portfolio's investment objective is a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO

   The MetLife Moderate to Aggressive Allocation Portfolio's investment objective is growth of capital.

METLIFE AGGRESSIVE ALLOCATION PORTFOLIO

   The MetLife Aggressive Allocation Portfolio's investment objective is growth of capital.

                       EXCHANGE TRADED FUNDS PORTFOLIOS

CYCLICAL GROWTH AND INCOME ETF PORTFOLIO

   The Cyclical Growth and Income ETF Portfolio's investment objective is growth of capital and income.

CYCLICAL GROWTH ETF PORTFOLIO

   The Cyclical Growth ETF Portfolio's investment objective is growth of capital.

INVESTMENT ADVICE

   MetLife Advisers, an affiliate of the Company, serves as Investment Adviser for each Portfolio of the Metropolitan Fund. The chart below shows the Subadviser of each Portfolio. MetLife Advisers oversees and recommends the hiring or replacement of its Subadvisers and is ultimately responsible for the investment performance of these Eligible Funds. Each Subadviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

Portfolio                                             Subadviser
---------                                             ----------
BlackRock Aggressive Growth                           BlackRock Advisors, LLC/(1)/
BlackRock Bond Income                                 BlackRock Advisors, LLC/(1)/
BlackRock Diversified                                 BlackRock Advisors, LLC/(1)/
BlackRock Large Cap Value                             BlackRock Advisors, LLC/(1)/
BlackRock Legacy Large Cap Growth                     BlackRock Advisors, LLC/(1)/
BlackRock Money Market                                BlackRock Advisors, LLC/(1)/
BlackRock Strategic Value                             BlackRock Advisors, LLC/(1)/
Davis Venture Value                                   Davis Selected Advisers, L.P./(2)/
FI International Stock                                Fidelity Management & Research Company
FI Large Cap                                          Fidelity Management & Research Company
FI Mid Cap Opportunities                              Fidelity Management & Research Company
FI Value Leaders                                      Fidelity Management & Research Company
Franklin Templeton Small Cap Growth                   Franklin Advisers, Inc.
Harris Oakmark Focused Value                          Harris Associates L.P.
Harris Oakmark Large Cap Value                        Harris Associates L.P.
Jennison Growth                                       Jennison Associates LLC
Lehman Brothers(R) Aggregate Bond Index               MetLife Investment Advisors Company, LLC/(3)/
Loomis Sayles Small Cap                               Loomis, Sayles & Company, L.P.
MFS(R) Total Return                                   Massachusetts Financial Services Company
MetLife Mid Cap Stock Index                           MetLife Investment Advisors Company, LLC/(3)/
MetLife Stock Index                                   MetLife Investment Advisors Company, LLC/(3)/
Morgan Stanley EAFE(R) Index                          MetLife Investment Advisors Company, LLC/(3)/
Neuberger Berman Mid Cap Value                        Neuberger Berman Management Inc.
Oppenheimer Global Equity                             OppenheimerFunds, Inc.
Russell 2000(R) Index                                 MetLife Investment Advisors Company, LLC/(3)/
T. Rowe Price Large Cap Growth                        T. Rowe Price Associates, Inc.
T. Rowe Price Small Cap Growth                        T. Rowe Price Associates, Inc.
Western Asset Management Strategic Bond Opportunities Western Asset Management Company
Western Asset Management U.S. Government              Western Asset Management Company
Zenith Equity/(4)/                                    N/A/(4)/
MetLife Aggressive Allocation/(5)/                    N/A/(5)/
MetLife Conservative Allocation/(5)/                  N/A/(5)/
MetLife Conservative to Moderate Allocation/(5)/      N/A/(5)/
MetLife Moderate Allocation/(5)/                      N/A/(5)/
MetLife Moderate to Aggressive Allocation/(5)/        N/A/(5)/

--------
/(1)/Effective September 28, 2006, BlackRock Advisors, LLC replaced BlackRock
     Advisors, Inc. as subadviser.

/(2)/Davis Selected Advisers, L.P. may delegate any of its responsibilities to Davis Selected Advisers--NY. Inc., a wholly-owned subsidiary.

/(3)/Effective April 30, 2007, MetLife Investment Advisors Company, LLC replaced Metropolitan Life Insurance Company as subadviser.


/(4)/The Zenith Equity Portfolio is a "fund of funds" that invests equally in three other Portfolios of the Metropolitan Fund: the FI Value Leaders Portfolio, the Jennison Growth Portfolio and the Capital Guardian U.S. Equity Portfolio (together, the "Underlying Portfolios"). The Zenith Equity Portfolio has its own operating expenses and bears its pro rata portion of the operating expenses of the Underlying Portfolios including the management fee. Contract Owners may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of investing in the Zenith Equity Portfolio.

/(5)/Metropolitan Fund Asset Allocation Portfolios: The MetLife Conservative
    Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio, and the MetLife Aggressive Allocation Portfolio (collectively, the "Asset Allocation Portfolios") are "fund of funds" that invest in Class A shares of a diversified group of other underlying portfolios (Eligible Funds) of the Metropolitan Fund and Met Investors Series Trust. Although there is no subadviser, there is an Asset Allocation Committee of investment professionals at MetLife Advisers that are responsible for the management of the Allocation Portfolios. Each underlying portfolio has its own subadviser.

   For more information regarding the Investment Adviser and the Subadviser of the Metropolitan Fund Portfolios, see the Statement of Additional Information for the Contracts, and also see the Metropolitan Fund prospectus attached at the end of this prospectus and its Statement of Additional Information.

   Met Investors Advisory LLC (formerly Met Investors Advisory Corp.) is an affiliate of the Company and is the Manager (I.E. investment adviser) for the Met Investors Series Trust Portfolios. Each of the Met Investor Series Trust Portfolios also has an Adviser (I.E. subadviser).

Portfolio                                  Adviser (Subadviser)
---------                                  --------------------
BlackRock Large-Cap Core/(1)/              BlackRock Advisors, LLC
Harris Oakmark International               Harris Associates L.P.
Janus Forty Portfolio                      Janus Capital Management LLC
Lazard Mid-Cap                             Lazard Asset Management LLC
Legg Mason Partners Aggressive Growth/(2)/ ClearBridge Advisors, LLC/(3)/
Legg Mason Value Equity                    Legg Mason Capital Management, Inc.
Lord Abbett Bond Debenture                 Lord, Abbett & Co. LLC
MFS(R) Research International              Massachusetts Financial Services Company
Met/AIM Small Cap Growth                   A I M Capital Management, Inc.
Neuberger Berman Real Estate               Neuberger Berman Management Inc.
Oppenheimer Capital Appreciation           OppenheimerFunds, Inc.
PIMCO Inflation Protected Bond             Pacific Investment Management Company LLC
PIMCO Total Return                         Pacific Investment Management Company LLC
RCM Technology/(4)/                        RCM Capital Management LLC
T. Rowe Price Mid-Cap Growth               T. Rowe Price Associates, Inc.
Cyclical Growth and Income ETF             Gallatin Asset Management, Inc.
Cyclical Growth ETF                        Gallatin Asset Management, Inc.

--------
/(1)/Effective October 2, 2006, BlackRock Investment Trust Portfolio of the
     Metropolitan Fund changed its name to BlackRock Large Cap Portfolio. On or about April 30, 2007, BlackRock Large Cap Portfolio of the Metropolitan Fund merged with and into BlackRock Large-Cap Core Portfolio of the Met Investors Series Trust.

/(2)/Effective October 1, 2006, Janus Aggressive Growth Portfolio changed its name to Legg Mason Aggressive Growth Portfolio. Effective April 30, 2007, Legg Mason Aggressive Growth Portfolio changed its name to Legg Mason Partners Aggressive Growth Portfolio.

/(3)/Effective October 2, 2006, ClearBridge Advisors, LLC replaced Janus
     Capital Management, LLC as subadviser.

/(4)/Effective April 30, 2007, RCM Global Technology Portfolio changed its name to RCM Technology Portfolio.

   For more information regarding the Manager or Adviser of the Met Investors Series Trust Portfolios, see the Statement of Additional Information for the Contracts, and also see the Met Investors Series Trust prospectus attached at the end of this prospectus and its Statement of Additional Information.

   Capital Research and Management Company is the Investment Adviser for the American Funds Insurance Series Funds.

   For more information about the Investment Adviser, see the American Funds Insurance Series prospectus attached at the end of this prospectus and its Statement of Additional Information.

   Fidelity Management & Research Company is the investment manager for the portfolios of the Variable Insurance Products Fund.

   For more information about the investment manager see the Variable Insurance Products fund prospectus attached at the end of this prospectus and its Statement of Additional Information which may be obtained free of charge by writing to Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts, 02109 or telephoning 1-800-356-5015.

   You can also get information about the Metropolitan Fund, Met Investors Series Trust, American Funds Insurance Series or the Variable Insurance Products Fund (including a copy of the Statement of Additional Information) by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE ELIGIBLE FUNDS

   An investment adviser (other than our affiliates MetLife Advisers, LLC; and Met Investors Advisory LLC) or subadviser of an Eligible Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to Eligible Funds and, in the Company's role as an intermediary, with respect to the Eligible Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Eligible Fund assets. Contract Owners, through their indirect investment in the Eligible Funds, bear the costs of these advisory fees (see the Eligible Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Eligible Funds attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%. Additionally, an investment adviser or subadviser of an Eligible Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliate's amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

   We and/or certain of our affiliated insurance companies have joint ownership interests in affiliated investment advisers MetLife Advisers, LLC and Met Investors Advisory LLC, which are formed as "limited liability companies". Our ownership interests in MetLife Advisers, LLC and Met Investors Advisory LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Eligible Funds. We will benefit accordingly from assets allocated to the Eligible Funds to the extent they result in profits to the advisers. (See "FEE TABLE -- Annual Eligible Fund Operating Expenses" for information on the management fees paid by the Eligible Funds and the Statement of Additional Information for the Eligible Funds for information on the management fees paid by the advisers to the subadvisers.) Certain Eligible Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An Eligible Fund's 12b-1 Plan, if any, is described in more detail in the Eligible Fund's prospectus. (See "FEE TABLE -- Annual Eligible Fund Operating Expenses" and "DISTRIBUTION OF THE CONTRACTS.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under an Eligible Fund's 12b-1 Plan decrease the Eligible Fund's investment return.

   We select the Eligible Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment Firm. Another factor we consider during the selection process is whether the Eligible Fund's adviser or subadviser is one of our affiliates or whether the Eligible Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Eligible Funds periodically and may remove an Eligible Fund or limit its availability to new purchase payments and/or transfers of Contract Value if we determine that the Eligible Fund no longer meets one or more of the selection criteria, and/or if the Eligible Fund has not attracted significant allocations from Contract Owners. In some cases, we have included Eligible Funds based on recommendations made by selling firms.

   We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "DISTRIBUTION OF THE CONTRACTS."

   WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR ELIGIBLE FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE ELIGIBLE FUNDS YOU HAVE CHOSEN.

SHARE CLASSES OF THE ELIGIBLE FUNDS

   The Eligible Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Eligible Funds may provide information for share classes that are not available through the Contract. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Contract. The following classes of shares are available under the Contract:

    . For the Metropolitan Fund we offer Class A shares of the BlackRock Bond Income, BlackRock Legacy Large Cap Growth, BlackRock Money Market, BlackRock Strategic Value, Davis Venture Value, FI International Stock, FI Value Leaders, Harris Oakmark Focused Value, Jennison Growth, Loomis Sayles Small Cap, MFS(R) Total Return (for Contracts issued before
       May 1, 1995 and Contracts in the annuity phase issued on and after May 1, 1995), MetLife Stock Index (for Contracts issued before May 1, 1995 and Contracts in the annuity phase issued on and after May 1,
       1995), Western Asset Management Strategic Bond Opportunities, Western Asset Management U.S. Government and Zenith Equity Portfolios; Class B shares of the BlackRock Aggressive Growth, BlackRock Diversified, FI Large Cap Portfolio, FI Mid Cap Opportunities, Franklin Templeton Small Cap Growth, Lehman Brothers(R) Aggregate Bond Index, MetLife Mid Cap Stock Index, MetLife Stock Index (for Contracts issued after May 1, 1995 in the accumulation phase), Morgan Stanley EAFE(R) Index, Neuberger Berman Mid Cap Value, Oppenheimer Global Equity, Russell 2000(R) Index,
       T. Rowe Price Large Cap Growth, T. Rowe Price Small Cap Growth,

       MetLife Conservative Allocation, MetLife Conservative to Moderate Allocation, MetLife Moderate Allocation, MetLife Moderate to Aggressive Allocation and MetLife Aggressive Allocation Portfolios; and Class E shares of the Harris Oakmark Large Cap Value, BlackRock Large Cap Value and MFS Total Return (for Contracts issued on or after May 1, 1995 in the accumulation phase) Portfolios.

    . For the Met Investors Series Trust, we offer Class B shares for all Portfolios except the Harris Oakmark International Portfolio, which is Class E and the Legg Mason Value Equity, which is Class A.

    .  For the American Funds Insurance Series, we offer Class 2 shares only.

    .  For Fidelity(R) Variable Insurance Products, we offer Initial Class only.

   Additionally, shares of the Eligible Funds may be offered to insurance company separate accounts of both variable annuity and variable life insurance contracts and to Qualified Plans. Due to differences in tax treatment and other considerations, the interests of various contractowners participating in, and the interests of Qualified Plans investing in the Eligible Funds may conflict. The Eligible Funds will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.

TRANSFER PRIVILEGE

--GENERAL

   The Company currently allows an unlimited number of free transfers per Contract Year prior to annuitization. The Company reserves the right to impose a charge of $10 on each transfer in excess of four per year and to limit the number of transfers. After variable annuity payments have commenced, we reserve the right to restrict your transfers to one per Contract year. Currently, we do not impose this limit. The Fixed Account is not available under variable payment options. All transfers are subject to the requirement that the amount of Contract Value transferred be at least $25 (or, if less, the amount of Contract Value held in the sub-account from which the transfer is made) and that, after the transfer is effected, Contract Value be allocated among not more than ten accounts, including the Fixed Account. Transfers will be accomplished at the relative net asset values per share of the particular Eligible Funds next determined after the request is received by the Company's Designated Office. See "Requests and Elections" for information regarding transfers made by written request, by telephone or by fax.

   We reserve the right to restrict transfers out of the Fixed Account with respect to timing, frequency and amount. Currently, we are not imposing these limits but we may reimpose them at any time.

--MARKET TIMING

   Frequent requests from Contract Owners to transfer Contract Value may dilute the value of an Eligible Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Eligible Fund and the reflection of that change in the Eligible Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the Eligible Funds and may disrupt portfolio management strategy, requiring an Eligible Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Eligible Funds, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., annuitants and beneficiaries).

   We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Eligible Funds (i.e., American Funds Global Small Capitalization Fund, BlackRock Strategic Value Portfolio, FI International Stock Portfolio, Franklin-Templeton Small Cap Growth

Portfolio, Harris Oakmark International Portfolio, Loomis Sayles Small Cap Portfolio, Lord Abbett Bond Debenture Portfolio, MFS(R) Research International Portfolio, Met/AIM Small Cap Growth Portfolio, Morgan Stanley EAFE(R) Index Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000(R) Index Portfolio, T. Rowe Price Small Cap Growth Portfolio, VIP Overseas Portfolio, and Western Asset Management Strategic Bond Opportunities Portfolio), and we monitor transfer activity in those Eligible Funds (the "Monitored Portfolios"). In addition, as described below, we are required to treat all American Funds Insurance Series portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap and high yield Eligible Funds, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Contract Value; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria.

   We do not believe that other Eligible Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Eligible Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Eligible Funds, we rely on the underlying Eligible Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

   AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.

   Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Contract Owners or other persons who have an interest in the Contracts, we require all future transfer requests to or from any Monitored Portfolios or other identified Eligible Funds under that Contract to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m.

   Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

   The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Eligible Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Contract Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Contract

Owners and other persons with interests in the Contracts. We do not accommodate market timing in any Eligible Funds and there are no arrangements in place to permit any Contract Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

   The Eligible Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares and we reserve the right to enforce these policies and procedures. For example, Eligible Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Eligible Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Eligible Funds, we have entered into a written agreement, as required by SEC regulation, with each Eligible Fund or its principal underwriter that obligates us to provide to the Eligible Fund promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Eligible Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading policies established by the Eligible Fund.

   In addition, Contract Owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the Eligible Funds generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Eligible Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Eligible Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Eligible Funds. If an Eligible Fund believes that an omnibus order reflects one or more transfer requests from Contract Owners engaged in disruptive trading activity, the Eligible Fund may reject the entire omnibus order.

   In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Eligible Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Contract Owner). You should read the Eligible Fund prospectuses for more details.

DOLLAR COST AVERAGING

   GUARANTEED ACCOUNT. If you have selected an enhanced dollar cost averaging program, and if the selected day for a transfer from the guaranteed account to your selected subaccounts is not a business day, the transfer will be deducted from the enhanced dollar cost averaging option on the selected day but will be applied to the subaccounts on the next business day. Enhanced dollar cost averaging interest will not be credited on the transfer amount between the selected day and the next business day.

PURCHASE PAYMENTS

    . We reserve the right to refuse purchase payments made via personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be filled. (See "Access To Your Money.")

    . We will not accept purchase payments made with cash, money orders or travelers checks.

SUSPENSION OF PAYMENTS

   We will normally pay withdrawal or loan proceeds within seven days after receipt of a request at our Annuity Administrative Office, but we may delay payment, by law, under certain circumstances. We reserve the right to suspend or postpone the payment of any amounts due under the Contract or transfers of Contract Values between subaccounts and the Fixed Account when permitted under applicable federal laws, rules and regulations. Current Federal law permits such suspension or postponement if; (a) the New York Stock Exchange is closed (other than for customary weekend and holiday closings); (b) trading on the Exchange is restricted; (c) an emergency exists, as determined by the Securities and Exchange Commission, so that it is not practicable to dispose of securities held in the Variable Account or to determine the value of its assets, or; (d) the Securities and Exchange Commission by order so permits for the protection of securities holders.

   Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your account. If these laws apply in a particular situation, we would not be allowed to process any requests for withdrawals, surrenders, loan, or death benefits, make transfers, annuitize or continue making payments under your death benefit option until instructions are received from the appropriate regulators. We also may be required to provide additional information about you or your Contract to government regulators.

   We may also withhold payment of surrender or loan proceeds if any portion of those proceeds would be derived from a Contract Owner's check that has not yet cleared (I.E., that could still be dishonored by your banking institution). We may use telephone, fax, internet or other means of communication to verify that payment from the Contract Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

SYSTEMATIC WITHDRAWALS

   If you have selected the Systematic Withdrawal feature and would like to receive your Systematic Withdrawal payment on or about the first of the month, you should make your request by the 20th day of the month.

REQUESTS AND ELECTIONS

   We will treat your request for a Contract transaction, or your submission of a purchase payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Annuity Administrative Office before the close of regular trading on the New York Stock Exchange on that day. If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. Our designated Annuity Administrative Office is New England Life Insurance Company, c/o Annuity Administrative Office, P.O. Box 14594, Des Moines, IA 50306-3594.

   Subject to our restrictions on "market timing", requests for sub-account transfers, address changes or reallocation of future purchase payments may be made:

    . By telephone (1-800-435-4117), between the hours of 9:00 a.m. and 4:00 p.m. Eastern Time

    .  Through your Registered Representative

    . In writing to New England Life Insurance Company, c/o Annuity Administrative Office, P.O. Box 14594 Des Moines, IA 50306-3594; or

    .  By fax (515) 457-4301

    . For transfers or reallocation of future purchase payments, by Internet at http://www.nef.com.

   If we have not received your request by 4:00 p.m. Eastern Time, even if due to our delay (such as any delay in answering your telephone call), we will treat your request as having been received on the following business day.

   All other requests must be in written form, satisfactory to us. We may allow for a withdrawal, transfer, or reallocation over the telephone or by fax, which may be subject to certain limitations. We may stop offering telephone or fax transactions at any time in our sole discretion.

   We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, Internet or fax are genuine. However, because telephone transactions may be available to anyone who provides certain information about you and your Contract, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you. Any telephone, Internet or fax instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, Internet or fax are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions.

   All other requests and elections under your Contract must be in writing signed by the proper party, must include any necessary documentation and must be received at our Annuity Administrative Office to be effective. If acceptable to us, requests or elections relating to Beneficiaries and ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or election.

   Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your request in writing to the Company's Annuity Administrative Office as described above.

   A recording of daily unit values is available by calling 1-800-333-2501.

                               ANNUITY PAYMENTS

   By the time the Annuitant reaches age 95 (age 90 or ten years after issue of your Contract in New York State), and if you do not either elect to extend the maturity date on the Contract, select a pay-out option or withdraw your entire Contract Value, and your Contract was not issued under certain retirement plans, we will automatically issue you a life annuity with a 10 year guarantee.

   During the Annuity Period, the following sub-accounts are currently not available: MFS Total Return (Class E), BlackRock Diversified, T. Rowe Price Large Cap Growth, BlackRock Aggressive Growth, T. Rowe Price Small Cap Growth, Oppenheimer Global Equity, Neuberger Berman Real Estate, Oppenheimer Capital appreciation, FI Large Cap, MetLife Conservative Allocation, MetLife Conservative to Moderate Allocation, MetLife Moderate Allocation, MetLife Moderate to Aggressive Allocation, MetLife Aggressive Allocation, Cyclical Growth & Income ETF, Cyclical Growth ETF, American Funds Bond and PIMCO Inflation Protected Bond Sub-accounts. For information regarding the impact of Sub-account transfers on the level of annuity payments, see the Statement of Additional Information.

                RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS

   The Federal tax laws provide for a variety of retirement plans offering tax benefits. These plans, which may be funded through the purchase of the individual variable annuity contracts offered in this prospectus, include:

      1. Plans qualified under Section 401(a), 401(k), or 403(a) ("Qualified Plans") of the Internal Revenue Code (the "Code"). (At this time, the Contracts are only available on a limited basis to plans qualified under

   Section 401(k). Contracts are not being offered to 401(k) plans unless such plans already own Contracts on participants.);

      2. Annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code ("TSA Plans") which are funded solely by salary reduction contributions and which are not otherwise subject to ERISA. (The Contracts are no longer being offered through TSA Plans that are subject to ERISA.);

      3. Individual retirement accounts adopted by or on behalf of individuals pursuant to Section 408(a) of the Code and individual retirement annuities purchased pursuant to Section 408(b) of the Code (both of which may be referred to as "IRAs"), including simplified employee pension plans, which are specialized IRAs that meet the requirements of Section 408(k) of the Code ("SEPs" and "SARSEPs"). SARSEPs are only allowed if owned prior to January 1, 1997;

      4. Roth Individual Retirement Accounts under Section 408A of the Code ("Roth IRAs"). (In some states Roth IRAs are available under this Contract only if you have an existing IRA.)

      5. Eligible deferred compensation plans (within the meaning of Section 457 of the Code) for employees of state and local governments and tax-exempt organizations ("Section 457 Plans"); and

      6. Governmental plans (within the meaning of Section 414(d) of the Code) for governmental employees, including Federal employees ("Governmental Plans").

   An investor should consult a qualified tax or other advisor as to the suitability of a Contract as a funding vehicle for retirement plans qualifying for tax benefited treatment, as to the rules underlying such plans and as to the state and Federal tax aspects of such plans. At this time, the Contracts are not being offered to plans qualified under Section 401(k) of the Code unless such plans already own Contracts on participants, and are no longer being offered through TSA Plans that are subject to ERISA. The Company will not provide all the administrative support appropriate for 401(k) plans or TSA Plans subject to ERISA. Accordingly, the Contract should NOT be purchased for use with such plans.

   For any tax qualified account (E.G. 401(k) plan or IRA), the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring an annuity contract within a qualified plan.

   A summary of the Federal tax laws regarding contributions to, and distributions from, the above tax benefited retirement plans may be found below under the heading "Federal Income Tax Considerations--Taxation of Qualified Contracts." It should be understood that should a tax benefited retirement plan lose its qualification for tax-exempt status, employees will lose some of the tax benefits described herein.

   In the case of certain TSA Plans under Section 403(b)(1) of the Code, IRAs purchased under Section 408(b) of the Code and Roth IRAs under Section 408A of the Code, the individual variable annuity contracts offered in this prospectus comprise the retirement "plan" itself. These Contracts will be endorsed, if necessary, to comply with Federal and state legislation governing such plans, and such endorsements may alter certain Contract provisions described in this prospectus. Refer to the Contracts and any endorsements for more complete information.

   Because the underlying tax-favored retirement plan itself provides tax deferral, whether or not a variable annuity is purchased, you should consider whether the features and benefits unique to variable annuities are appropriate for your needs when purchasing a Qualified Contract.

                       FEDERAL INCOME TAX CONSIDERATIONS

   The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract.

   When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money--generally for retirement purposes. Under current federal income tax law, the taxable portion of distributions from variable annuity contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a QUALIFIED Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a NON-QUALIFIED Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

   Under current federal income tax law, the taxable portion of distributions under qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.

   OWNER CONTROL. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the Owner of a Contract should not be treated as the owner of the separate account assets. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Contracts from being treated as the owners of the underlying separate account assets.

TAXATION OF NON-QUALIFIED CONTRACTS

   NON-NATURAL PERSON. If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the premiums or other consideration paid for the Contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

   The following discussion generally applies to Contracts owned by natural persons.

   WITHDRAWALS. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Contract.

   It is conceivable that the charges for certain benefits such as the guaranteed death benefit could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. We currently treat these charges as an intrinsic part of the annuity contract and do not tax report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.

   In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total account balance or accrued benefit under the retirement plan. The "investment in the contract" generally equals the amount of any non-deductible Purchase Payments paid by or on behalf of any individual. In many cases, the "investment in the contract" under a Qualified Contract can be zero.

   PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution (or a deemed distribution) from a Non-Qualified Contract, there may be imposed a federal tax penalty (in addition to ordinary income tax) equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:

    .  made on or after the taxpayer reaches age 59 1/2;

    .  made on or after the death of an Owner;

    .  attributable to the taxpayer's becoming disabled;

    . made as part of a series of substantially equal periodic payment (at least annually) for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his or her designated beneficiary; or

    . under certain single premium immediate annuities providing for substantially equal payments made at least annually and where the annuity date is no later than one year from the date of purchase.

   Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

   ANNUITY PAYMENTS. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of any annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income. Once the investment in the Contract has been recovered through the use of the excludable amount, the entire amount of all future payments are includable in taxable income.

   Once income payments commence, you may not be able to transfer withdrawals to another non-qualified annuity contract in a tax-free Section 1035 exchange.

   In general, the amount of each payment under a variable annuity payment option that can be excluded from Federal income tax is the remaining after-tax cost in the amount annuitized at the time such payments commence, divided by the number of expected payments, subject to certain adjustments. No deduction is permitted for any excess of such excludable amount for a year over the annuity payments actually received in that year. However, you may elect to increase the excludable amount attributable to future years by a ratable portion of such excess. Consult your tax advisor as to how to make such election and also as to how to treat the loss due to any unrecovered investment in the contract when the income stream is terminated.

   The federal income tax treatment of an annuity payment option that contains a commutation feature (i.e., an annuity payment option that permits the withdrawal of a commuted value) is uncertain. Specifically, it is possible that
(a) all payments made under the annuity payment option will be taxed as withdrawals, on an income-first basis, rather than as annuity payments, a portion of which would be excludable from income as a return of investment in the contract, or (b) the ability to fully recover the investment in the contract over the annuity payment period may be limited due to the reduction or elimination of future annuity payments that would have each had an excludable amount.

   Additionally, it is uncertain whether the exercise of a commutation feature under a joint and survivor variable life annuity payment option constitutes an exchange into a deferred annuity, thus requiring payout of any remaining interest in the deferred annuity within five years of an owner's death (or the primary annuitant's death where the owner is not a natural person) or over the designated beneficiary's life (or over a period no longer than the beneficiary's remaining life expectancy) with such payments beginning within 12 months of the date of death if an owner dies during the certain period for such payout option. Accordingly, we reserve the right to restrict the availability of the commutation feature or to require the value of all remaining income payments be paid to the designated beneficiary or to the surviving joint annuitant, as the case may be, in a lump sum after proof of an owner's death (or of a primary annuitant's death, where the owner is not a natural person) during the certain period to comply with these tax law requirements.

   Caution: We will treat the application of less than your entire Contract Value under a Non-Qualified Contract to a pay-out option (receiving annuity income payments) as a taxable withdrawal for Federal income tax purposes and also as subject to the 10% penalty tax (if you are under age 591/2) in addition to ordinary income tax. We will then treat the amount of the withdrawal as the purchase price of an income annuity and tax report the annuity income payments received under the rules for variable income annuities. Consult your tax advisor prior to partially annuitizing your contract. At the present time the IRS has not approved the use of an exclusion ratio or exclusion amount when only part of your Contract Value is used to convert to income payments. Consult your tax attorney prior to partially annuitizing your Contract.

   Annuity income payments and amount received on the exercise of a withdrawal or partial withdrawal from an annuity option under your non-qualified contract may not be transferred in a tax-free exchange into another annuity contract. In accordance with our procedures, such amounts will instead be taxable under the rules for annuity income payments or withdrawals, whichever is applicable.

   Additionally, if you are under age 591/2 at the time annuity income payments commence and intend the annuity income payments to constitute an exception to the 10% penalty tax, any attempt to make a tax-free transfer or rollover (whether for non-qualified or qualified annuities) prior to the later of (a) age 591/2, or (b) five years after annuity income payments commence, will generally invalidate the exception and subject you to additional penalties and interest.

   The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between investment sub-accounts after the annuity starting date. Consult your own tax advisor.

   TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments. See the Statement of Additional Information as well as "Payment on Death Prior to Annuitization" in the prospectus for a general discussion on the federal income tax rules applicable to how death benefits must be distributed.

   TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT. Where otherwise permitted under the terms of the Contract, a transfer or assignment of ownership of a Contract, the designation or change of an annuitant, the selection of certain maturity dates, or the exchange of a Contract may result in certain adverse tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment, exchange, or event should consult a tax advisor as to the tax consequences.

   WITHHOLDING. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

   MULTIPLE CONTRACTS. The tax law provides deferred annuities issued after October 21, 1988 by the same insurance company or an affiliate in the same calendar year to the same owner are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect. Please consult your own tax advisor.

   FURTHER INFORMATION. We believe that the Contracts will qualify as annuity contracts for Federal income tax purposes and the above discussion is based on that assumption. Further details may be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."

TAXATION OF QUALIFIED CONTRACTS

   The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

   INDIVIDUAL RETIREMENT ACCOUNTS (IRA's), as defined in Section 408 of the Internal Revenue Code (Code), permit individuals to make annual contributions of up to the lesser of the applicable dollar amount for the year (for 2007, $4,000 plus, for Owners age 50 or older, $1,000) or the amount of compensation includible in the individual's gross income for the year. The contributions may be deductible in whole or in part, depending on the individual's income. If contributions are being made under a SEP or SARSEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan. Distributions from certain retirement plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than non-deductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 591/2, unless an exception applies. The Contract may provide death benefits that could exceed the greater of premiums paid or the Contract Value. The final required minimum distribution income tax regulations generally treat such benefit as part of the annuity contract and not as life insurance and require the value of such benefit to be included in the participant's interest that is subject to the required minimum distribution rules.

   THE IRS HAS APPROVED THE FORM OF THE TRADITIONAL IRA ENDORSEMENT AND SIMPLE IRA ENDORSEMENT FOR USE WITH THE CONTRACT AND CERTAIN RIDERS, INCLUDING RIDERS PROVIDING FOR DEATH BENEFITS IN EXCESS OF PREMIUMS PAID. PLEASE BE AWARE THAT THE IRA OR SIMPLE IRA CONTRACT ISSUED TO YOU MAY DIFFER FROM THE FORM OF THE TRADITIONAL IRA OR SIMPLE IRA APPROVED BY THE IRS BECAUSE OF SEVERAL FACTORS SUCH AS DIFFERENT RIDERS AND STATE INSURANCE REQUIREMENTS. ADDITIONALLY, SUCH APPROVAL AS TO THE FORM OF THE CONTRACT BY THE IRS DOES NOT CONSTITUTE ANY APPROVAL OR ENDORSEMENT AS TO THE INVESTMENT PROGRAM THEREUNDER.

   SIMPLE IRA'S permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to $10,500 for 2007. The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRA's are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59-1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.

   ROTH IRAS, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax, and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59-1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

   CORPORATE PENSION AND PROFIT-SHARING PLANS under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.

   TAX SHELTERED ANNUITIES under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (social security) tax. Distributions of
(1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the close of the last year beginning before January 1, 1989, are not allowed prior to age 59-1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.

   Proposed income tax regulations issued in November 2004 would require certain fundamental changes to these arrangements including (a) a requirement that there be a written plan document in addition to the annuity contract (or section 403(b)(7) custodial account), (b) significant restrictions on the ability of participants to direct proceeds between 403(b) annuity contracts and
(c) new restrictions on withdrawals of amounts attributable to contributions other than elective deferrals.

   The Proposed regulations will generally not be effective until taxable years beginning after December 31, 2007, at the earliest; and may not be relied on until issued in final form. However, certain aspects, including a proposed prohibition on use of life insurance under section 403(b) arrangements and rules affecting payroll taxes on certain types of contributions are currently effective unless revised or revoked in final form.

   HURRICANE RELIEF. Your plan may provide for "qualified hurricane distributions" pursuant to the Katrina Emergency Tax Relief Act of 2005 and the Gulf Opportunity Zone Act of 2005. Subject to an aggregate limit of $100,000 among all eligible retirement plans, a participant's qualified hurricane distributions are not subject to the 10% early withdrawal penalty that might otherwise apply to a qualified annuity under section 72(t).

   To the extent a participant "repays" a qualified hurricane distribution by contributing within three years of the distribution date to an eligible retirement plan that accepts rollover contributions, it will generally be treated as a timely direct trustee-to-trustee transfer and will not be subject to income tax. To the extent a participant does not repay a qualified hurricane distribution within three years, he or she will include the distribution in gross income ratably over the three-tax year period, beginning with the tax year in which the distribution is received, unless the participant elects to opt out of three-year averaging by including the qualified hurricane distribution in gross income for the year it is received. Consult your independent tax advisor to determine if hurricane relief is available to your particular situation.

   LOANS. Your plan may provide for increased limits and delayed repayment of participant loans, where otherwise permitted by your plan, pursuant to the Katrina Emergency Tax Relief Act of 2005 and the Gulf Opportunity Zone Act of 2005. An eligible retirement plan other than an IRA may allow a plan loan to delay loan repayment by certain individuals impacted by Hurricanes Katrina, Rita and Wilma, whose principal places of abode on certain dates were located in statutorily defined disaster areas and who sustained an economic loss due to the hurricane. Generally, if the due date for any repayment with respect to such loan occurs during a period beginning on September 23, 2005 (for purposes of Hurricane Katrina) or October 23, 2005 (for purposes of Hurricanes Rita and Wilma) and ending on December 31, 2006, then such due date may be delayed for one year. Note: For purposes of these loan rules, an individual cannot be a qualified individual with respect to more than one hurricane. Consult your independent tax advisor to determine if hurricane relief is available to your particular situation.

   SECTION 457(B) PLAN. An eligible section 457 plan, while not actually providing for a qualified plan as that term is normally used, provides for certain eligible deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The Contract can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. Under a non-governmental plan, all such investments, however, are owned by and are subject to, the claims of the general creditors of the sponsoring employer which must be a tax-exempt entity under Section 501(c) of the Code. In general, all amounts received under a non-governmental Section 457(b) plan are taxable and are subject to federal income tax withholding as wages.

   LOANS. IF YOUR QUALIFIED PLAN OR TSA PLAN CONTRACT PERMITS LOANS, THE AMOUNT OF SUCH LOANS, THE REPAYMENT TERMS AND THE TREATMENT OF DEFAULTS ARE SUBJECT TO LIMITATIONS AND RULES UNDER SECTION 72(P) OF THE CODE AND THE REGULATIONS THEREUNDER. THE TERMS OF YOUR LOAN WILL BE GOVERNED BY YOUR LOAN AGREEMENT AND THE REQUIREMENTS OF THE TAX LAW (AND ERISA, WHERE APPLICABLE). FAILURE TO SATISFY THESE REQUIREMENTS WILL RESULT IN ADVERSE TAX CONSEQUENCES. CONSULT YOUR TAX ADVISER PRIOR TO APPLYING FOR A LOAN.

   OTHER TAX ISSUES. Qualified Contracts (including Contracts under Section 457(b) plans) have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules. Failure to meet such rules generally results in the imposition of a 50% excise tax on the amount which should have been, but was not, distributed.

   Under final income tax regulations regarding minimum distribution requirements, in general, the value of all benefits under a deferred annuity (including death benefits in excess of Contract Value, as well as all living benefits) must be added to the Contract Value in computing the amount required to be distributed over the applicable period.

   The final required minimum distribution regulations permit income payments to increase due to "actuarial gain" which includes the investment performance of the underlying assets, as well as changes in actuarial factors and assumptions under certain conditions. Additionally, withdrawals may also be permitted under certain conditions. The new rules are not entirely clear, and you should consult with your own tax advisor to determine whether your variable income annuity will satisfy these rules for your own situation.

   Distributions from Qualified Contracts generally are subject to withholding for the Owner's Federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.

   "Taxable eligible rollover distributions" from section 401(a), 403(a), 403(b) and governmental Section 457(b) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee's spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form, or hardship distributions. The 20% withholding does not apply, however, if the employee chooses a "direct rollover" from the plan to a tax-qualified plan, IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions. Effective March 28, 2005, certain mandatory distributions made to participants in an amount in excess of $1,000 must be rolled over to an IRA designated by the Plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan of his or her own choosing. General transitional rules apply as to when plans have to be amended. Special effective date rules apply for governmental plans and church plans.

   TAX CREDITS AND DEDUCTIONS. We may be entitled to certain tax benefits related to the assets of the Variable Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Variable Account or to Contract Owners since the Company is the owner of the assets from which the tax benefits are derived.

   COMMUTATION FEATURES UNDER ANNUITY PAYMENT OPTIONS. Please be advised that the tax consequences resulting from the election of an annuity payment option containing a commutation feature are uncertain and the IRS may determine that the taxable amount of the annuity payments and withdrawals received for any year COULD BE GREATER THAN OR LESS THAN THE TAXABLE AMOUNT REPORTED BY THE COMPANY. The exercise of the commutation feature also may result in adverse tax consequences including:

    . The imposition of a 10% penalty tax on the taxable amount of the commuted value, if the taxpayer has not attained age 59 1/2 at the time the withdrawal is made. This 10% penalty tax is in addition to the ordinary income tax on the taxable amount of the commuted value.

    . The retroactive imposition of the 10% penalty tax on annuity payments received prior to the taxpayer attaining age 59 1/2.

    . The possibility that the exercise of the commutation feature could adversely affect the amount excluded from Federal income tax under any annuity payments made after such commutation.

   See also the discussion of commutation features under "Annuity Payments." A payee should consult with his or her own tax advisor prior to electing to annuitize the contract and prior to exercising any commutation feature under an annuity payment option.

   FEDERAL ESTATE TAXES. While no attempt is being made to discuss the Federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

   GENERATION-SKIPPING TRANSFER TAX. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

   ANNUITY PURCHASES BY RESIDENTS OF PUERTO RICO. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

   ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. Federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes they may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

POSSIBLE TAX LAW CHANGES

   Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

   We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity Contract Owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

                                 VOTING RIGHTS

   We are the legal owner of the Eligible Fund shares held in the Variable Account and have the right to vote those shares at meetings of the Eligible Fund shareholders. However, to the extent required by Federal securities law, we will give you, as Contract Owner, the right to instruct us how to vote the shares that are attributable to your Contract.

   Prior to annuitization, we determine the number of votes on which you have a right to instruct us, on the basis of your percentage interest in a sub-account and the total number of votes attributable to the sub-account. After annuitization, the number of votes attributable to your Contract is determined on the basis of the reserve for your future annuity payments and the total number of votes attributable to the sub-account. After annuitization the votes attributable to your Contract decrease as reserves underlying your Contract decrease.

   We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares as to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withheld from voting on any proposition in the same proportion as the shares held in that sub-account for all policies or contracts for which we have received voting instructions.

   We will vote for Eligible Fund shares held in our general investment account (or any unregistered separate account for which voting privileges are not given) in the same proportion as the aggregate of (i) the shares for which we received voting instructions and (ii) the shares that we vote in proportion to such voting instructions.

   The effect of this proportional voting is that a small number of Contract Owners may control the outcome of a vote.

                           DISTRIBUTION OF CONTRACTS

   We have entered into a distribution agreement with our affiliate, New England Securities Corporation ("Distributor"), for the distribution and sale of the Contracts. Distributor offers the Contracts through its sales representatives. Distributor may also enter into selling agreements with other affiliated broker-dealers ("selling firms") for the sale of the Contracts. We pay commissions to Distributor for sales of the Contracts by its sales representatives, as well as selling firms. Certain of the Eligible Funds make payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing Fund shares (see "Expense Tables" and the Eligible Fund prospectuses). These payments range from 0.15% to 0.25% of Variable Account assets invested in a particular Eligible Fund. Distributor may also receive brokerage commissions on securities transactions initiated by an investment adviser of an Eligible Fund. Additionally, we pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all purchase payments allocated to the American Funds Bond Fund, the American Funds Global Small Capitalization Fund, the American Funds Growth Fund, and the American Funds Growth-Income Fund, for the services it provides in marketing the Funds' shares in connection with the Contract.

   The maximum commission payable for Contract sales by Distributor's sales representatives is 8% of purchase payments. Some sales representatives may elect to receive no or a lower commission when a purchase payment is made along with a quarterly payment based on Contract Value for so long as the Contract remains in effect. We also pay for Distributor's operating and other expenses, including the following sales expenses: sales representative training allowances; compensation and bonuses for the Distributor's management team; advertising expenses; and all other expenses of distributing the Contracts. Distributor pays its sales representatives all of the commissions received for their sales of Contracts; it does not retain any portion of those commissions. We do not currently but reserve the right to pay lower commissions on purchase payments allocated to the Fixed Account and/or Guaranteed Account than we do for purchase payments allocated to the Variable Account. All or a portion of commissions may be returned if the Contract is not continued through the first Contract Year. We may also pay a commission when the Contract is annuitized. The amount of the commission payable upon annuitization will depend on several factors, including the number of years the Contract has been in force.

   Sales representatives and their managers are also eligible for various non-cash compensation programs that the Company offers, such as conferences, trips, prizes, and awards. In addition, Distributor's sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. Other payments may be made for other services that do not directly involve the sale of the Contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

   Distributor also makes payments for the sale of the Contracts to the Managing Partner who supervises the sales representative. Payments to the Managing Partner may vary and depend on a number of factors, including the sales representative's level of sales, as well as the level of sales by all sales representatives in the Managing Partner's agency.

   Distributor's sales representatives and their Managing Partners (and the sales representatives and managers of our affiliates) may also be eligible for additional cash compensation such as bonuses, equity awards (for example, stock options), training allowances, supplemental salary, payments based on a percentage of the Contract Value, financing arrangements, marketing support, medical and retirement benefits and other insurance and non-insurance benefits. The amount of this additional compensation is based on the amount of proprietary products sold. Proprietary products are products issued by the Company and its affiliates. Sales representatives must meet a minimum level of sales of proprietary products in order to be eligible for most of the cash compensation described above. Managing Partners may be eligible for additional cash compensation based on the performance (with emphasis on the sale of proprietary products) of the Sales representatives that the Managing Partner supervises. Managing Partners may pay a portion of their cash Compensation to their Sales representatives.

   In addition to the payments listed above, MetLife makes certain payments to its business unit or to the business unit of its affiliate that is responsible for the operation of the distribution systems through which the Contract is sold. This amount is part of the total compensation paid for the sale of the Contract.

   Receipt of the cash and non-cash compensation described above may provide sales representatives and their Managing Partners with an incentive to favor the sale of proprietary products over similar products issued by non-affiliates.

   The commissions payable for Contract sales by selling firms will not exceed that described above. Selling firms pay their sales representatives all or a portion of the commissions received for their sales of Contracts; some firms may retain a portion of commissions. Sales representatives and their managers are also eligible for various cash benefits and non-cash compensation items (as described above) that we may provide jointly with affiliated selling firms.

   A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

   Commissions and other incentives or payments described above are not charged directly to Contract Owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract.

   We and Distributor may also enter into preferred distribution arrangements with certain affiliated selling firms such as MetLife Securities, Inc. and/or Metropolitan Life Insurance Company, Walnut Street Securities, Inc. and Tower Square Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, we and Distributor may pay separate, additional compensation to the selling firm for services the selling firm provides in connection with the distribution of the Contracts. These services may include providing us with access to the distribution network of the selling firm, the hiring and training of the selling firm's sales personnel, the sponsoring of conferences and seminars by the selling firm, or general marketing services performed by the selling firm. The selling firm may also provide other services or incur other costs in connection with distributing the Contracts.

                               LEGAL PROCEEDINGS

   In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

   It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Variable Account or upon the ability of New England Securities Corporation to perform its contract with the Variable Account or of MetLife to meet its obligations under the Contracts.

                             FINANCIAL STATEMENTS

   Financial statements for the Variable Account and Metropolitan Life Insurance Company are included in the Statement of Additional Information, a copy of which can be obtained by writing to New England Securities Corporation at 501 Boylston Street, Boston, Massachusetts 02116 or telephoning 1-800-356-5015.

                           ACCUMULATION UNIT VALUES
         (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)

                       THE NEW ENGLAND VARIABLE ACCOUNT
                        CONDENSED FINANCIAL INFORMATION

   Set forth below are accumulation unit values through December 31, 2006 for each Sub-account of The New England Variable Account.

                                                   1.35% VARIABLE ACCOUNT CHARGE
                                          ------------------------------------------------
                                                                            NUMBER OF
                                          ACCUMULATION                  ACCUMULATION UNITS
                                           UNIT VALUE    ACCUMULATION     OUTSTANDING AT
                                          AT BEGINNING    UNIT VALUE      END OF PERIOD
                                           OF PERIOD   AT END OF PERIOD   (IN THOUSANDS)
                                          ------------ ---------------- ------------------
Fidelity(R) VIP Equity-Income Sub-Account
   10/1/1993 to 12/31/1993*..............    1.980          1.992            5,649,743
   1/1/1994 to 12/31/1994................    1.992          2.104           25,852,849
   1/1/1995 to 12/31/1995................    2.104          2.804           38,010,655
   1/1/1996 to 12/31/1996................    2.804          3.162           44,037,798
   1/1/1997 to 12/31/1997................    3.162          3.996           45,104,192
   1/1/1998 to 12/31/1998................    3.996          4.401           42,926,506
   1/1/1999 to 12/31/1999................    4.401          4.617           37,676,846
   1/1/2000 to 12/31/2000................    4.617          4.939           28,617,928
   1/1/2001 to 12/31/2001................    4.939          4.631           24,545,075
   1/1/2002 to 12/31/2002................    4.631          3.794           19,947,966
   1/1/2003 to 12/31/2003................    3.794          4.879           16,865,067
   1/1/2004 to 12/31/2004................    4.879          5.368           13,982,830
   1/1/2005 to 12/31/2005................    5.368          5.607           11,401,848
   1/1/2006 to 12/31/2006................    5.607          6.649            9,106,833
Fidelity(R) VIP Overseas Sub-Account
   10/1/1993 to 12/31/1993*..............    1.458          1.532           10,878,551
   1/1/1994 to 12/31/1994................    1.532          1.538           43,034,544
   1/1/1995 to 12/31/1995................    1.538          1.664           41,273,183
   1/1/1996 to 12/31/1996................    1.664          1.859           44,846,316
   1/1/1997 to 12/31/1997................    1.859          2.046           45,289,247
   1/1/1998 to 12/31/1998................    2.046          2.276           40,546,153
   1/1/1999 to 12/31/1999................    2.276          3.202           36,251,177
   1/1/2000 to 12/31/2000................    3.202          2.556           33,830,970
   1/1/2001 to 12/31/2001................    2.556          1.987           26,663,772
   1/1/2002 to 12/31/2002................    1.987          1.563           21,187,678
   1/1/2003 to 12/31/2003................    1.563          2.211           17,591,860
   1/1/2004 to 12/31/2004................    2.211          2.479           14,387,457
   1/1/2005 to 12/31/2005................    2.479          2.911           11,693,540
   1/1/2006 to 12/31/2006................    2.911          3.392            9,241,542

--------
*  Date these Sub-accounts were first available.

                                                                                     NUMBER OF
                                                 ACCUMULATION                    ACCUMULATION UNITS
                                                  UNIT VALUE     ACCUMULATION      OUTSTANDING AT
                                                 AT BEGINNING     UNIT VALUE       END OF PERIOD
                                                  OF PERIOD    AT END OF PERIOD    (IN THOUSANDS)
                                                 ------------  ----------------  ------------------
BlackRock Aggressive Growth Sub-Account
   5/1/2004 to 12/31/2004*....................      33.837          37.527                1,917
   1/1/2005 to 12/31/2005.....................      37.527          40.888                2,225
   1/1/2006 to 12/31/2006.....................      40.888          42.951                1,679
BlackRock Bond Income Sub-Account
   10/5/1988 to 12/31/1988*...................       1.631           1.634              299,002
   1/1/1989 to 12/31/1989.....................       1.634           1.810            4,287,540
   1/1/1990 to 12/31/1990.....................       1.810           1.930           10,139,527
   1/1/1991 to 12/31/1991.....................       1.930           2.247           17,797,335
   1/1/1992 to 12/31/1992.....................       2.247           2.398           28,871,719
   1/1/1993 to 12/31/1993.....................       2.398           2.664           41,939,487
   1/1/1994 to 12/31/1994.....................       2.664           2.540           41,657,182
   1/1/1995 to 12/31/1995.....................       2.540           3.037           42,231,987
   1/1/1996 to 12/31/1996.....................       3.037           3.134           41,138,874
   1/1/1997 to 12/31/1997.....................       3.134           3.429           37,260,367
   1/1/1998 to 12/31/1998.....................       3.429           3.689           38,630,894
   1/1/1999 to 12/31/1999.....................       3.689           3.622           32,707,422
   1/1/2000 to 12/31/2000.....................       3.622           3.865           25,348,903
   1/1/2001 to 12/31/2001.....................       3.865           4.149           25,107,756
   1/1/2002 to 12/31/2002.....................       4.149           4.439           21,965,782
   1/1/2003 to 12/31/2003.....................       4.439           4.636           17,110,556
   1/1/2004 to 12/31/2004.....................       4.636           4.776           13,806,056
   1/1/2005 to 12/31/2005.....................       4.776           4.826           11,248,007
   1/1/2006 to 12/31/2006.....................       4.826           4.972            8,289,225
BlackRock Diversified Sub-Account
   5/1/2004 to 12/31/2004*....................      35.648          38.475                3,077
   1/1/2005 to 12/31/2005.....................      38.475          39.030                  846
   1/1/2006 to 12/31/2006.....................      39.030          42.454                1,423
BlackRock Large-Cap Core Sub-Account/(14)/ (previously BlackRock Large Cap Sub-Account, before that,
  BlackRock Investment Trust Sub-Account)
   5/1/2001 to 12/31/2001*......................     7.438           6.526               31,594
   1/1/2002 to 12/31/2002.......................     6.526           4.746               39,946
   1/1/2003 to 12/31/2003.......................     4.746           6.083               80,379
   1/1/2004 to 12/31/2004.......................     6.083           6.637               65,779
   1/1/2005 to 12/31/2005.......................     6.637           6.766               70,894
   1/1/2006 to 12/31/2006.......................     6.766           7.599               50,579
BlackRock Large Cap Value Sub-Account
   5/1/2002 to 12/31/2002*......................     1.000           0.793               73,924
   1/1/2003 to 12/31/2003.......................     0.793           1.059              374,652
   1/1/2004 to 12/31/2004.......................     1.059           1.184              813,927
   1/1/2005 to 12/31/2005.......................     1.184           1.235              722,685
   1/1/2006 to 12/31/2006.......................     1.235           1.452              925,880
BlackRock Legacy Large Cap Growth Sub-Account
   10/31/1994 to 12/31/1994*....................     1.000           0.956            1,857,319
   1/1/1995 to 12/31/1995.......................     0.956           1.402           24,163,685
   1/1/1996 to 12/31/1996.......................     1.402           1.566           40,025,594

--------
*  Date these Sub-accounts were first available.

                                                                        NUMBER OF
                                      ACCUMULATION                  ACCUMULATION UNITS
                                       UNIT VALUE    ACCUMULATION     OUTSTANDING AT
                                      AT BEGINNING    UNIT VALUE      END OF PERIOD
                                       OF PERIOD   AT END OF PERIOD   (IN THOUSANDS)
                                      ------------ ---------------- ------------------
   1/1/1997 to 12/31/1997............    1.566          1.941           44,518,891
   1/1/1998 to 12/31/1998............    1.941          2.829           49,255,773
   1/1/1999 to 12/31/1999............    2.829          3.744           60,072,709
   1/1/2000 to 12/31/2000............    3.744          3.189           64,809,207
   1/1/2001 to 12/31/2001............    3.189          2.767           53,583,938
   1/1/2002 to 12/31/2002............    2.767          1.825           40,343,771
   1/1/2003 to 12/31/2003............    1.825          2.433           32,774,920
   1/1/2004 to 12/31/2004............    2.433          2.612           26,001,425
   1/1/2005 to 12/31/2005............    2.612          2.757           20,745,322
   1/1/2006 to 12/31/2006............    2.757          2.833           15,541,248
BlackRock Money Market Sub-Account
   9/29/1988 to 12/31/1988*..........    1.384          1.408              915,605
   1/1/1989 to 12/31/1989............    1.408          1.518                    0
   1/1/1990 to 12/31/1990............    1.518          1.620           21,629,006
   1/1/1991 to 12/31/1991............    1.620          1.697           26,332,938
   1/1/1992 to 12/31/1992............    1.697          1.738           26,759,532
   1/1/1993 to 12/31/1993............    1.738          1.766           25,016,975
   1/1/1994 to 12/31/1994............    1.766          1.811           30,220,356
   1/1/1995 to 12/31/1995............    1.811          1.889           33,015,018
   1/1/1996 to 12/31/1996............    1.889          1.959           33,412,517
   1/1/1997 to 12/31/1997............    1.959          2.036           26,785,902
   1/1/1998 to 12/31/1998............    2.036          2.114           33,716,959
   1/1/1999 to 12/31/1999............    2.114          2.190           36,481,209
   1/1/2000 to 12/31/2000............    2.190          2.295           31,587,553
   1/1/2001 to 12/31/2001............    2.295          2.353           29,851,477
   1/1/2002 to 12/31/2002............    2.353          2.355           29,978,273
   1/1/2003 to 12/31/2003............    2.355          2.342           18,712,117
   1/1/2004 to 12/31/2004............    2.342          2.333           13,448,596
   1/1/2005 to 12/31/2005............    2.333          2.369           11,440,636
   1/1/2006 to 12/31/2006............    2.369          2.449            9,821,354
BlackRock Strategic Value Sub-Account
   1/22/2001 to 12/31/2001*..........    1.234          1.401           11,264,904
   1/1/2002 to 12/31/2002............    1.401          1.087           13,358,433
   1/1/2003 to 12/31/2003............    1.087          1.611           12,946,787
   1/1/2004 to 12/31/2004............    1.611          1.833           12,076,094
   1/1/2005 to 12/31/2005............    1.833          1.884            9,355,903
   1/1/2006 to 12/31/2006............    1.884          2.169            6,464,307
Davis Venture Value Sub-Account
   10/31/1994 to 12/31/1994*.........    1.000          0.963            3,499,719
   1/1/1995 to 12/31/1995............    0.963          1.323           19,608,688
   1/1/1996 to 12/31/1996............    1.323          1.643           34,997,024
   1/1/1997 to 12/31/1997............    1.643          2.163           53,997,107
   1/1/1998 to 12/31/1998............    2.163          2.442           58,765,470
   1/1/1999 to 12/31/1999............    2.442          2.831           57,370,889
   1/1/2000 to 12/31/2000............    2.831          3.059           59,644,558
   1/1/2001 to 12/31/2001............    3.059          2.681           54,077,372
   1/1/2002 to 12/31/2002............    2.681          2.212           43,784,343

--------
*  Date these Sub-accounts were first available.

                                                                                                NUMBER OF
                                                   ACCUMULATION                             ACCUMULATION UNITS
                                                    UNIT VALUE          ACCUMULATION          OUTSTANDING AT
                                                   AT BEGINNING          UNIT VALUE           END OF PERIOD
                                                    OF PERIOD         AT END OF PERIOD        (IN THOUSANDS)
                                                   ------------       ----------------      ------------------
   1/1/2003 to 12/31/2003.......................       2.212                2.856               37,120,735
   1/1/2004 to 12/31/2004.......................       2.856                3.166               31,393,749
   1/1/2005 to 12/31/2005.......................       3.166                3.446               26,814,147
   1/1/2006 to 12/31/2006.......................       3.446                3.895               20,779,165
FI International Stock Sub-Account/(8)/ (previously Putnam International Stock Sub-Account)
   10/31/1994 to 12/31/1994*......................     1.402                1.306                2,473,991
   1/1/1995 to 12/31/1995.........................     1.306                1.299                9,383,114
   1/1/1996 to 12/31/1996.........................     1.299                1.259               13,845,613
   1/1/1997 to 12/31/1997.........................     1.259                1.213               14,635,944
   1/1/1998 to 12/31/1998.........................     1.213                1.466               13,860,555
   1/1/1999 to 12/31/1999.........................     1.466                1.684               12,308,176
   1/1/2000 to 12/31/2000.........................     1.684                1.494               13,507,918
   1/1/2001 to 12/31/2001.........................     1.494                1.170               12,484,035
   1/1/2002 to 12/31/2002.........................     1.170                0.953               11,478,963
   1/1/2003 to 12/31/2003.........................     0.953                1.203                9,688,303
   1/1/2004 to 12/31/2004.........................     1.203                1.403                7,713,228
   1/1/2005 to 12/31/2005.........................     1.403                1.634                6,649,210
   1/1/2006 to 12/31/2006.........................     1.634                1.878                4,823,394
FI Large Cap Sub-Account
   5/1/2006* to 12/31/2006........................    17.174               17.380                      102
FI Mid Cap Opportunities Sub-Account/(10)/
   5/1/2002 to 12/31/2002*........................     1.000                0.811                        0
   1/1/2003 to 12/31/2003.........................     0.811                1.136                  765,033
   1/1/2004 to 4/30/2004..........................     1.136                1.126                  900,393
FI Mid Cap Opportunities Sub-Account (previously Janus Mid Cap Sub-Account)/(11)/
   1/22/2001 to 12/31/2001*.......................     2.599                1.552                1,630,351
   1/1/2002 to 12/31/2002.........................     1.552                1.085                1,138,071
   1/1/2003 to 12/31/2003.........................     1.085                1.437                1,239,384
   1/1/2004 to 12/31/2004.........................     1.437                1.656                1,530,755
   1/1/2005 to 12/31/2005.........................     1.656                1.743                1,164,331
   1/1/2006 to 12/31/2006.........................     1.743                1.918                  710,831
FI Value Leaders Sub-Account
   10/1/1993 to 12/31/1993*.......................     1.105                1.132                3,359,317
   1/1/1994 to 12/31/1994.........................     1.132                1.103               16,092,325
   1/1/1995 to 12/31/1995.........................     1.103                1.486               21,168,965
   1/1/1996 to 12/31/1996.........................     1.486                1.731               26,104,465
   1/1/1997 to 12/31/1997.........................     1.731                2.279               30,306,103
   1/1/1998 to 12/31/1998.........................     2.279                2.799               35,514,558
   1/1/1999 to 12/31/1999.........................     2.799                3.019               35,663,197
   1/1/2000 to 12/31/2000.........................     3.019                2.825               29,466,287
   1/1/2001 to 12/31/2001.........................     2.825                2.399               23,466,287
   1/1/2002 to 12/31/2002.........................     2.399                1.906               17,850,173
   1/1/2003 to 12/31/2003.........................     1.906                2.387               14,261,808
   1/1/2004 to 12/31/2004.........................     2.387                2.678               11,794,230
   1/1/2005 to 12/31/2005.........................     2.678                2.925                9,811,468
   1/1/2006 to 12/31/2006.........................     2.925                3.230                7,639,482

--------
*  Date these Sub-accounts were first available.

                                                                                  NUMBER OF
                                                ACCUMULATION                  ACCUMULATION UNITS
                                                 UNIT VALUE    ACCUMULATION     OUTSTANDING AT
                                                AT BEGINNING    UNIT VALUE      END OF PERIOD
                                                 OF PERIOD   AT END OF PERIOD   (IN THOUSANDS)
                                                ------------ ---------------- ------------------
Franklin Templeton Small Cap Growth Sub-Account
   5/1/2001 to 12/31/2001*.....................    1.000          0.880              609,228
   1/1/2002 to 12/31/2002......................    0.880          0.625            1,263,448
   1/1/2003 to 12/31/2003......................    0.625          0.891            1,909,751
   1/1/2004 to 12/31/2004......................    0.891          0.977            1,713,732
   1/1/2005 to 12/31/2005......................    0.977          1.007            1,506,541
   1/1/2006 to 12/31/2006......................    1.007          1.090              901,547
Harris Oakmark Focused Value Sub-Account
   10/1/1993 to 12/31/1993*....................    1.125          1.137            4,515,611
   1/1/1994 to 12/31/1994......................    1.137          1.119           15,572,344
   1/1/1995 to 12/31/1995......................    1.119          1.439           19,773,057
   1/1/1996 to 12/31/1996......................    1.439          1.669           24,345,379
   1/1/1997 to 12/31/1997......................    1.669          1.932           24,035,279
   1/1/1998 to 12/31/1998......................    1.932          1.802           21,347,155
   1/1/1999 to 12/31/1999......................    1.802          1.784           17,151,815
   1/1/2000 to 12/31/2000......................    1.784          2.120           15,593,693
   1/1/2001 to 12/31/2001......................    2.120          2.673           23,265,733
   1/1/2002 to 12/31/2002......................    2.673          2.404           22,307,958
   1/1/2003 to 12/31/2003......................    2.404          3.146           20,350,274
   1/1/2004 to 12/31/2004......................    3.146          3.412           17,678,283
   1/1/2005 to 12/31/2005......................    3.412          3.703           14,874,735
   1/1/2006 to 12/31/2006......................    3.703          4.108           10,785,440
Harris Oakmark International Sub-Account
   5/1/2002 to 12/31/2002*.....................    1.060          0.884                8,900
   1/1/2003 to 12/31/2003......................    0.884          1.179              952,956
   1/1/2004 to 12/31/2004......................    1.179          1.404            2,168,632
   1/1/2005 to 12/31/2005......................    1.404          1.583            3,570,280
   1/1/2006 to 12/31/2006......................    1.583          2.014            3,872,901
Harris Oakmark Large Cap Value Sub-Account
   5/1/2002 to 12/31/2002*.....................    1.186          0.973              793,465
   1/1/2003 to 12/31/2003......................    0.973          1.203            2,130,663
   1/1/2004 to 12/31/2004......................    1.203          1.321            2,319,472
   1/1/2005 to 12/31/2005......................    1.321          1.284            1,934,007
   1/1/2006 to 12/31/2006......................    1.284          1.493            1,222,651
Jennison Growth Sub-Account/(12)/ (previously Met/Putnam Voyager Sub-Account)
   1/22/2001 to 12/31/2001*....................    0.753          0.494            2,569,263
   1/1/2002 to 12/31/2002......................    0.494          0.346            2,363,367
   1/1/2003 to 12/31/2003......................    0.346          0.430            2,208,850
   1/1/2004 to 12/31/2004......................    0.430          0.445            1,342,940
   1/1/2005 to 4/30/2005.......................    0.445          0.406            1,146,456
Jennison Growth Sub-Account
   5/1/2005 to 12/31/2005*.....................    0.411          0.495              980,101
   1/1/2006 to 12/31/2006......................    0.495          0.502              743,175
Lazard Mid-Cap Sub-Account
   5/1/2002 to 12/31/2002*.....................    1.140          0.967              418,397
   1/1/2003 to 12/31/2003......................    0.967          1.204              749,950
   1/1/2004 to 12/31/2004......................    1.204          1.359              752,154

--------
*  Date these Sub-accounts were first available.

                                                                                          NUMBER OF
                                                     ACCUMULATION                     ACCUMULATION UNITS
                                                      UNIT VALUE      ACCUMULATION      OUTSTANDING AT
                                                     AT BEGINNING      UNIT VALUE       END OF PERIOD
                                                      OF PERIOD     AT END OF PERIOD    (IN THOUSANDS)
                                                     ------------   ----------------  ------------------
   1/1/2005 to 12/31/2005.........................        1.359            1.449             722,942
   1/1/2006 to 12/31/2006.........................        1.449            1.639             559,822
Legg Mason Partners Aggressive Growth Sub-Account/(9)(16)/ (previously Legg Mason Aggresive Growth Sub-
  Account and before that Janus Aggressive Growth Sub-Account and before that, Janus Growth Sub-Acccount)
   5/1/2001 to 12/31/2001*..........................      1.000            0.775             344,674
   1/1/2002 to 12/31/2002...........................      0.775            0.529             566,433
   1/1/2003 to 12/31/2003...........................      0.529            0.678             581,098
   1/1/2004 to 12/31/2004...........................      0.678            0.725             499,763
   1/1/2005 to 12/31/2005...........................      0.725            0.813             599,986
   1/1/2006 to 12/31/2006...........................      0.813            0.788             665,493
Legg Mason Value Equity Sub-Account (previously MFS(R) Investors Trust Sub-Account Class A)/(13)/
   7/2/2001* to 12/31/2001..........................      0.898            0.833             311,202
   1/1/2002 to 12/31/2002...........................      0.833            0.656             743,289
   1/1/2003 to 12/31/2003...........................      0.656            0.788             835,828
   1/1/2004 to 12/31/2004...........................      0.788            0.866           1,323,979
   1/1/2005 to 12/31/2005...........................      0.866            0.916             860,656
   1/1/2006 to 4/30/2006............................      0.916            0.959                   0
Legg Mason Value Equity Sub-Account (previously MFS(R) Research Managers Sub-Account)/(4)/
   7/2/2001* to 12/31/2001..........................   0.980259         0.880195             129,693
   1/1/2002 to 12/31/2002...........................   0.880195         0.658958             437,219
   1/1/2003 to 12/31/2003...........................   0.658956         0.806814             703,559
   1/1/2004 to 12/31/2004...........................   0.806814         0.822299             621,980
Legg Mason Value Equity Sub-Account
   5/1/2006* to 12/31/2006..........................      0.955            1.025             569,853
Lehman Brothers Aggregate Bond Index Sub-Account
   1/22/2001 to 12/31/2001*.........................      1.077            1.131           2,019,440
   1/1/2002 to 12/31/2002...........................      1.131            1.226           5,543,843
   1/1/2003 to 12/31/2003...........................      1.226            1.251           4,465,718
   1/1/2004 to 12/31/2004...........................      1.251            1.281           3,813,153
   1/1/2005 to 12/31/2005...........................      1.281            1.288           2,859,445
   1/1/2006 to 12/31/2006...........................      1.288            1.319           1,918,121
Loomis Sayles Small Cap Sub-Account
   5/2/1994 to 12/31/1994*..........................      1.000            0.959           2,988,971
   1/1/1995 to 12/31/1995...........................      0.959            1.219          13,533,326
   1/1/1996 to 12/31/1996...........................      1.219            1.572          26,307,748
   1/1/1997 to 12/31/1997...........................      1.572            1.936          39,442,109
   1/1/1998 to 12/31/1998...........................      1.936            1.878          40,318,239
   1/1/1999 to 12/31/1999...........................      1.878            2.441          32,700,400
   1/1/2000 to 12/31/2000...........................      2.441            2.535          39,281,394
   1/1/2001 to 12/31/2001...........................      2.535            2.280          31,036,981
   1/1/2002 to 12/31/2002...........................      2.280            1.764          24,037,246
   1/1/2003 to 12/31/2003...........................      1.764            2.375          20,108,467
   1/1/2004 to 12/31/2004...........................      2.375            2.728          16,931,562
   1/1/2005 to 12/31/2005...........................      2.728            2.877          14,046,323
   1/1/2006 to 12/31/2006...........................      2.877            3.313          11,044,902
Lord Abbett Bond Debenture Sub-Account
   5/1/2001 to 12/31/2001*..........................      1.389            1.375             199,974
   1/1/2002 to 12/31/2002...........................      1.375            1.349             841,031

--------
*  Date these Sub-accounts were first available.

                                                                                   NUMBER OF
                                                 ACCUMULATION                  ACCUMULATION UNITS
                                                  UNIT VALUE    ACCUMULATION     OUTSTANDING AT
                                                 AT BEGINNING    UNIT VALUE      END OF PERIOD
                                                  OF PERIOD   AT END OF PERIOD   (IN THOUSANDS)
                                                 ------------ ---------------- ------------------
   1/1/2003 to 12/31/2003....................        1.349          1.585           1,736,428
   1/1/2004 to 12/31/2004....................        1.585          1.692           1,823,231
   1/1/2005 to 12/31/2005....................        1.692          1.694           1,693,088
   1/1/2006 to 12/31/2006....................        1.694          1.824           1,718,081
MFS(R) Research International Sub-Account
   5/1/2001 to 12/31/2001*...................        0.972          0.848             262,000
   1/1/2002 to 12/31/2002....................        0.848          0.738             481,522
   1/1/2003 to 12/31/2003....................        0.738          0.962             928,006
   1/1/2004 to 12/31/2004....................        0.962          1.134           1,446,531
   1/1/2005 to 12/31/2005....................        1.134          1.303           1,520,771
   1/1/2006 to 12/31/2006....................        1.303          1.627           1,515,531
MFS(R) Total Return Sub-Account Class A/(1)/
   9/21/1988 to 12/31/1988*..................        1.042          1.063             731,349
   1/1/1989 to 12/31/1989....................        1.063          1.249                   0
   1/1/1990 to 12/31/1990....................        1.249          1.272          18,099,540
   1/1/1991 to 12/31/1991....................        1.272          1.508          26,478,398
   1/1/1992 to 12/31/1992....................        1.508          1.588          41,588,546
   1/1/1993 to 12/31/1993....................        1.588          1.733          60,696,659
   1/1/1994 to 12/31/1994....................        1.733          1.691          61,961,278
   1/1/1995 to 12/31/1995....................        1.691          2.190          56,145,463
   1/1/1996 to 12/31/1996....................        2.190          2.485          52,130,165
   1/1/1997 to 12/31/1997....................        2.485          3.103          48,490,618
   1/1/1998 to 12/31/1998....................        3.103          3.664          42,358,784
   1/1/1999 to 12/31/1999....................        3.664          3.975          37,391,028
   1/1/2000 to 12/31/2000....................        3.975          3.789          30,014,285
   1/1/2001 to 12/31/2001....................        3.789          3.596          24,501,065
   1/1/2002 to 12/31/2002....................        3.596          3.357          19,130,634
   1/1/2003 to 12/31/2003....................        3.357          3.875          15,049,705
   1/1/2004 to 12/31/2004....................        3.875          4.253          13,288,556
   1/1/2005 to 12/31/2005....................        4.253          4.327          11,053,293
   1/1/2006 to 12/31/2006....................        4.327          4.790           8,690,741
MFS(R) Total Return Sub-Account Class A/(2)/ (previously Balanced Sub-Account)
   10/31/1994 to 12/31/1994*....................     1.000          0.997           1,736,189
   1/1/1995 to 12/31/1995.......................     0.997          1.227          10,987,597
   1/1/1996 to 12/31/1996.......................     1.227          1.415          20,107,324
   1/1/1997 to 12/31/1997.......................     1.415          1.622          28,677,041
   1/1/1998 to 12/31/1998.......................     1.622          1.747          30,824,135
   1/1/1999 to 12/31/1999.......................     1.747          1.636          27,038,754
   1/1/2000 to 12/31/2000.......................     1.636          1.583          19,606,177
   1/1/2001 to 12/31/2001.......................     1.583          1.492          17,247,901
   1/1/2002 to 12/31/2002.......................     1.492          1.273          14,361,234
   1/1/2003 to 12/31/2003.......................     1.273          1.504          12,665,983
   1/1/2004 to 4/30/2004........................     1.504          1.492          12,220,963
MFS(R) Total Return Sub-Account Class E/(2)/
   5/1/2004 to 12/31/2004*......................    38.200         41.490             338,825
   1/1/2005 to 12/31/2005.......................    41.490         42.144             294,937
   1/1/2006 to 12/31/2006.......................    42.144         46.585             217,164

--------
*  Date these Sub-accounts were first available.

                                                                                  NUMBER OF
                                                ACCUMULATION                  ACCUMULATION UNITS
                                                 UNIT VALUE    ACCUMULATION     OUTSTANDING AT
                                                AT BEGINNING    UNIT VALUE      END OF PERIOD
                                                 OF PERIOD   AT END OF PERIOD   (IN THOUSANDS)
                                                ------------ ---------------- ------------------
Met/AIM Small Cap Growth Sub-Account
   5/1/2002 to 12/31/2002*.....................    1.122          0.848              556,582
   1/1/2003 to 12/31/2003......................    0.848          1.162            1,320,114
   1/1/2004 to 12/31/2004......................    1.162          1.220              802,132
   1/1/2005 to 12/31/2005......................    1.220          1.303              674,289
   1/1/2006 to 12/31/2006......................    1.303          1.468              392,663
MetLife Mid Cap Stock Index Sub-Account
   1/22/2001 to 12/31/2001*....................    1.036          1.031            1,448,527
   1/1/2002 to 12/31/2002......................    1.031          0.863            2,232,301
   1/1/2003 to 12/31/2003......................    0.863          1.146            2,512,009
   1/1/2004 to 12/31/2004......................    1.146          1.308            2,683,144
   1/1/2005 to 12/31/2005......................    1.308          1.446            2,080,739
   1/1/2006 to 12/31/2006......................    1.446          1.567            1,893,215
MetLife Stock Index Sub-Account Class A/(5)(7)/
   8/1/1992 to 12/31/1992*.....................    1.592          1.644           21,583,607
   1/1/1993 to 12/31/1993......................    1.644          1.780           11,017,884
   1/1/1994 to 12/31/1994......................    1.780          1.775           14,282,355
   1/1/1995 to 12/31/1995......................    1.775          2.398           15,539,609
   1/1/1996 to 12/31/1996......................    2.398          2.898           15,623,253
   1/1/1997 to 12/31/1997......................    2.898          3.788           15,874,978
   1/1/1998 to 12/31/1998......................    3.788          4.781           15,292,906
   1/1/1999 to 12/31/1999......................    4.781          5.678           15,111,062
   1/1/2000 to 12/31/2000......................    5.678          5.096           13,740,976
   1/1/2001 to 12/31/2001......................    5.096          3.682           14,020,250
   1/1/2002 to 12/31/2002......................    3.682          2.822           11,436,136
   1/1/2003 to 12/31/2003......................    2.822          3.569            9,542,274
   1/1/2004 to 12/31/2004......................    3.569          3.892            7,653,999
   1/1/2005 to 12/31/2005......................    3.892          4.018            6,132,270
   1/1/2006 to 12/31/2006......................    4.018          4.577            4,820,404
MetLife Stock Index Sub-Account Class B/(6)/
   1/22/2001 to 12/31/2001*....................    4.150          3.528              268,034
   1/1/2002 to 12/31/2002......................    3.528          2.697              603,435
   1/1/2003 to 12/31/2003......................    2.697          3.402              852,620
   1/1/2004 to 12/31/2004......................    3.402          3.702              855,202
   1/1/2005 to 12/31/2005......................    3.702          3.812              693,290
   1/1/2006 to 12/31/2006......................    3.812          4.332              499,931
Morgan Stanley EAFE(R) Index Sub-Account
   1/22/2001 to 12/31/2001*....................    1.102          0.853              641,779
   1/1/2002 to 12/31/2002......................    0.853          0.700            1,349,943
   1/1/2003 to 12/31/2003......................    0.700          0.948            1,681,173
   1/1/2004 to 12/31/2004......................    0.948          1.116            1,823,231
   1/1/2005 to 12/31/2005......................    1.116          1.243            1,939,715
   1/1/2006 to 12/31/2006......................    1.243          1.539            2,247,025
Neuberger Berman Mid Cap Sub-Account
   5/1/2001 to 12/31/2001*.....................    1.543          1.503              245,461
   1/1/2002 to 12/31/2002......................    1.503          1.336            2,012,000
   1/1/2003 to 12/31/2003......................    1.336          1.795            1,750,230

--------
*  Date these Sub-accounts were first available.

                                                                                    NUMBER OF
                                                ACCUMULATION                    ACCUMULATION UNITS
                                                 UNIT VALUE     ACCUMULATION      OUTSTANDING AT
                                                AT BEGINNING     UNIT VALUE       END OF PERIOD
                                                 OF PERIOD    AT END OF PERIOD    (IN THOUSANDS)
                                                ------------  ----------------  ------------------
   1/1/2004 to 12/31/2004....................       1.795           2.172            3,099,203
   1/1/2005 to 12/31/2005....................       2.172           2.398            3,489,753
   1/1/2006 to 12/31/2006....................       2.398           2.631            2,793,921
Neuberger Berman Real Estate Sub-Account
   5/1/2004 to 12/31/2004*...................       9.999          12.818              124,242
   1/1/2005 to 12/31/2005....................      12.818          14.349              179,430
   1/1/2006 to 12/31/2006....................      14.349          19.478              296,783
Oppenheimer Capital Appreciation Sub-Account
   5/1/2005 to 12/31/2005*...................      10.024          10.888               15,335
   1/1/2006 to 12/31/2006....................      10.888          11.560               23,353
Oppenheimer Global Equity Sub-Account
   5/1/2004 to 12/31/2004*...................      12.799          14.768                7,408
   1/1/2005 to 12/31/2005....................      14.768          16.899               26,823
   1/1/2006 to 12/31/2006....................      16.899          19.400               35,975
PIMCO Inflation Protection Bond Sub-Account
   5/1/2006* to 12/31/2006...................      11.012          11.123               23,194
PIMCO Total Return Sub-Account
   5/1/2001 to 12/31/2001*...................       1.001           1.054            1,887,995
   1/1/2002 to 12/31/2002....................       1.054           1.137           12,468,313
   1/1/2003 to 12/31/2003....................       1.137           1.170           11,969,667
   1/1/2004 to 12/31/2004....................       1.170           1.212           10,308,470
   1/1/2005 to 12/31/2005....................       1.212           1.222            9,832,142
   1/1/2006 to 12/31/2006....................       1.222           1.260            7,127,107
RCM Technology Sub-Account/(15)/ (previously RCM Global Technology Sub-Account)
   05/1/2001 to 12/31/2001*....................     0.823           0.610              176,284
   1/1/2002 to 12/31/2002......................     0.610           0.296              314,143
   1/1/2003 to 12/31/2003......................     0.296           0.461            1,825,498
   1/1/2004 to 12/31/2004......................     0.461           0.435            1,483,587
   1/1/2005 to 12/31/2005......................     0.435           0.476            1,063,605
   1/1/2006 to 12/31/2006......................     0.476           0.495              801,471
Russell 2000(R) Index Sub-Account
   1/22/2001 to 12/31/2001*....................     1.203           1.186            1,046,199
   1/1/2002 to 12/31/2002......................     1.186           0.929            1,956,327
   1/1/2003 to 12/31/2003......................     0.929           1.336            3,302,678
   1/1/2004 to 12/31/2004......................     1.336           1.547            3,128,640
   1/1/2005 to 12/31/2005......................     1.547           1.592            2,674,744
   1/1/2006 to 12/31/2006......................     1.592           1.847            2,502,216
T. Rowe Price Large Cap Growth Sub-Account
   5/1/2004 to 12/31/2004*.....................    11.198          12.138               15,970
   1/1/2005 to 12/31/2005......................    12.138          12.733               81,410
   1/1/2006 to 12/31/2006......................    12.733          14.182              100,235
T. Rowe Price Mid Cap Growth Sub-Account
   5/1/2001 to 12/31/2001*.....................     0.981           0.824              822,978
   1/1/2002 to 12/31/2002......................     0.824           0.455            1,945,971
   1/1/2003 to 12/31/2003......................     0.455           0.613            3,614,693
   1/1/2004 to 12/31/2004......................     0.613           0.713            4,658,094
   1/1/2005 to 12/31/2005......................     0.713           0.806            4,162,391
   1/1/2006 to 12/31/2006......................     0.806           0.845            3,391,728

--------
*  Date these Sub-accounts were first available.

                                                                                       NUMBER OF
                                                     ACCUMULATION                  ACCUMULATION UNITS
                                                      UNIT VALUE    ACCUMULATION     OUTSTANDING AT
                                                     AT BEGINNING    UNIT VALUE      END OF PERIOD
                                                      OF PERIOD   AT END OF PERIOD   (IN THOUSANDS)
                                                     ------------ ---------------- ------------------
T. Rowe Price Small Growth Sub-Account
   5/1/2004 to 12/31/2004*..........................    12.426         13.252               1,999
   1/1/2005 to 12/31/2005...........................    13.252         14.476               7,208
   1/1/2006 to 12/31/2006...........................    14.476         14.800              21,181
Western Asset Management Strategic Bond Sub-Account
   10/31/1994 to 12/31/1994*........................     1.000          0.984           1,124,133
   1/1/1995 to 12/31/1995...........................     0.984          1.159           6,132,563
   1/1/1996 to 12/31/1996...........................     1.159          1.307          15,034,554
   1/1/1997 to 12/31/1997...........................     1.307          1.433          23,074,669
   1/1/1998 to 12/31/1998...........................     1.433          1.442          24,945,159
   1/1/1999 to 12/31/1999...........................     1.442          1.443          20,278,882
   1/1/2000 to 12/31/2000...........................     1.443          1.527          16,337,092
   1/1/2001 to 12/31/2001...........................     1.527          1.609          14,811,810
   1/1/2002 to 12/31/2002...........................     1.609          1.740          12,769,969
   1/1/2003 to 12/31/2003...........................     1.740          1.933          12,195,522
   1/1/2004 to 12/31/2004...........................     1.933          2.034          10,800,354
   1/1/2005 to 12/31/2005...........................     2.034          2.063           9,727,358
   1/1/2006 to 12/31/2006...........................     2.063          2.139           7,388,018
Western Asset Management U.S. Government Sub-Account
   10/31/1994 to 12/31/1994*........................     1.000          1.004             910,020
   1/1/1995 to 12/31/1995...........................     1.004          1.139           4,495,184
   1/1/1996 to 12/31/1996...........................     1.139          1.161           5,785,148
   1/1/1997 to 12/31/1997...........................     1.161          1.242           8,616,135
   1/1/1998 to 12/31/1998...........................     1.242          1.319          12,796,204
   1/1/1999 to 12/31/1999...........................     1.319          1.304          10,314,952
   1/1/2000 to 12/31/2000...........................     1.304          1.421           8,874,230
   1/1/2001 to 12/31/2001...........................     1.421          1.496          10,827,033
   1/1/2002 to 12/31/2002...........................     1.496          1.593          14,892,461
   1/1/2003 to 12/31/2003...........................     1.593          1.598          11,075,788
   1/1/2004 to 12/31/2004...........................     1.598          1.624           8,131,240
   1/1/2005 to 12/31/2005...........................     1.624          1.630           6,359,030
   1/1/2006 to 12/31/2006...........................     1.630          1.675           4,200,467
Zenith Equity Sub-Account/(3)/
   9/16/1988 to 12/31/1988*.........................     4.645          4.612             439,393
   1/1/1989 to 12/31/1989...........................     4.612          5.950                   0
   1/1/1990 to 12/31/1990...........................     5.950          5.666          12,591,788
   1/1/1991 to 12/31/1991...........................     5.666          8.608          21,719,884
   1/1/1992 to 12/31/1992...........................     8.608          7.978          33,645,983
   1/1/1993 to 12/31/1993...........................     7.978          9.050          40,091,665
   1/1/1994 to 12/31/1994...........................     9.050          8.298          43,592,961
   1/1/1995 to 12/31/1995...........................     8.298         11.300          41,663,900
   1/1/1996 to 12/31/1996...........................    11.300         13.496          41,363,155
   1/1/1997 to 12/31/1997...........................    13.496         16.442          40,200,592
   1/1/1998 to 12/31/1998...........................    16.442         21.752          33,502,039
   1/1/1999 to 12/31/1999...........................    21.752         24.831          38,236,116
   1/1/2000 to 12/31/2000...........................    24.831         23.359          27,364,614
   1/1/2001 to 12/31/2001...........................    23.359         19.257          22,565,710

--------
*  Date these Sub-accounts were first available.

                                                                                          NUMBER OF
                                                        ACCUMULATION                  ACCUMULATION UNITS
                                                         UNIT VALUE    ACCUMULATION     OUTSTANDING AT
                                                        AT BEGINNING    UNIT VALUE      END OF PERIOD
                                                         OF PERIOD   AT END OF PERIOD   (IN THOUSANDS)
                                                        ------------ ---------------- ------------------
   1/1/2002 to 12/31/2002..............................     19.257         14.832         17,578,438
   1/1/2003 to 12/31/2003..............................     14.832         19.235         14,440,815
   1/1/2004 to 12/31/2004..............................     19.235         21.064         11,979,638
   1/1/2005 to 12/31/2005..............................     21.064         22.892          9,937,720
   1/1/2006 to 12/31/2006..............................     22.892         24.456          7,924,053
MetLife Conservative Allocation Sub-Account
   5/1/2005 to 12/31/2005*.............................      9.999         10.303              4,181
   1/1/2006 to 12/31/2006..............................     10.303         10.866              6,437
MetLife Conservative to Moderate Allocation Sub-Account
   5/1/2005 to 12/31/2005*.............................      9.999         10.521              2,188
   1/1/2006 to 12/31/2006..............................     10.521         11.359             95,025
MetLife Moderate Allocation Sub-Account
   5/1/2005 to 12/31/2005*.............................      9.999         10.752             55,018
   1/1/2006 to 12/31/2006..............................     10.752         11.864            196,707
MetLife Moderate to Aggressive Allocation Sub-Account
   5/1/2005 to 12/31/2005*.............................      9.999         10.978             36,461
   1/1/2006 to 12/31/2006..............................     10.978         12.371            185,461
MetLife Aggressive Allocation Sub-Account
   5/1/2005 to 12/31/2005*.............................      9.999         11.154              5,881
   1/1/2006 to 12/31/2006..............................     11.154         12.728             70,333
Cyclical Growth and Income ETF Sub-Account
   5/1/2006* to 12/31/2006.............................     10.517         11.168                422
Cyclical Growth ETF Sub-Account
   5/1/2006* to 12/31/2006.............................     10.707         11.423                418

                                                                  1.60 VARIABLE ACCOUNT CHARGE
                                                        ------------------------------------------------
American Funds Bond Sub-Account
   5/1/2006* to 12/31/2006.............................  14.560847      15.263925             16,105
American Funds Global Small Capitalization Sub-Account
   5/1/2001 to 12/31/2001*.............................      1.479          1.345            284,714
   1/1/2002 to 12/31/2002..............................      1.345          1.071          1,031,114
   1/1/2003 to 12/31/2003..............................      1.071          1.619          1,421,682
   1/1/2004 to 12/31/2004..............................      1.619          1.926          2,017,772
   1/1/2005 to 12/31/2005..............................      1.926          2.376          2,351,449
   1/1/2006 to 12/31/2006..............................      2.376          2.901          2,577,549
American Funds Growth Sub-Account
   5/1/2001 to 12/31/2001*.............................     13.039         11.078            261,891
   1/1/2002 to 12/31/2002..............................     11.078          8.236            986,402
   1/1/2003 to 12/31/2003..............................      8.236         11.089          1,552,153
   1/1/2004 to 12/31/2004..............................     11.089         12.276          1,588,660
   1/1/2005 to 12/31/2005..............................     12.276         14.038          1,492,261
   1/1/2006 to 12/31/2006..............................     14.038         15.228          1,204,731
American Funds Growth-Income Sub-Account
   5/1/2001 to 12/31/2001*.............................      8.544          8.240            315,481
   1/1/2002 to 12/31/2002..............................      8.240          6.622            999,190
   1/1/2003 to 12/31/2003..............................      6.622          8.630          1,454,819
   1/1/2004 to 12/31/2004..............................      8.630          9.374          1,495,376

--------
*  Date these Sub-accounts were first available.

                                                               NUMBER OF
                             ACCUMULATION                  ACCUMULATION UNITS
                              UNIT VALUE    ACCUMULATION     OUTSTANDING AT
                             AT BEGINNING    UNIT VALUE      END OF PERIOD
                              OF PERIOD   AT END OF PERIOD   (IN THOUSANDS)
                             ------------ ---------------- ------------------
     1/1/2005 to 12/31/2005.    9.374           9.763          1,389,278
     1/1/2006 to 12/31/2006.    9.763          11.069          1,076,545

--------
/(1)/ For Contracts issued prior to May 1, 1995, and for Contracts in the annuity phase issued on and after May 1, 1995 the MFS(R) Total Return Sub-account Class A is available.
/(2)/ Previously, the Balanced Sub-Account. On April 30, 2004, the Balanced
      Portfolio that had been offered as an Eligible Fund through that date, merged with and into the MFS Total Return Portfolio. Information shown for the MFS Total Return Sub-Account reflects the unit value history of the Balanced Sub-Account through the date of the merger. For Contracts issued on and after May 1, 1995, the MFS Total Return Portfolio Class E is available during the accumulation phase.
/(3)/ Previously, the Capital Growth Sub-account. Effective May 1, 2002, the
      Zenith Equity Portfolio of the New England Zenith Fund changed its investment objective and policies and became a "fund of funds" that invests equally in three other series of the Zenith Fund. On or about April 28, 2003, these series of the Zenith Fund were reorganized into newly established portfolios of the Metropolitan Fund.
/(4)/ Previously, the MFS Research Managers Sub-Account. On April 30, 2004, the
      MFS Research Managers Portfolio that had been offered as an Eligible Fund through that date, merged with and into the MFS Investors Trust Portfolio. On April 28, 2006, the MFS Investors Trust Portfolio merged into the Legg Mason Value Equity Portfolio. Information shown for the Legg Mason Value Equity Sub-Account reflects the unit value history of the MFS Research Managers Sub-Account through the date of the April 30, 2004 merger.
/(5)/ For Contracts issued prior to May 1, 1995, and Contracts in the annuity phase issued on and after May 1, 1995 the MetLife Stock Index Sub-account Class A is available.
/(6)/ For Contracts issued on and after May 1, 1995, the MetLife Stock Index
      Portfolio Class B is available during the accumulation phase.
/(7)/ Previously, the Westpeak Stock Index Sub-account. On April 27, 2001, the
      MetLife Stock Index Portfolio--Class A was substituted for the Westpeak Stock Index Series of the New England Zenith Fund. Information shown for the MetLife Stock Index Sub-account Class A reflects the accumulation unit value history of the Westpeak Stock Index Sub-account through the date of the substitution.
/(8)/ Previously, the Morgan Stanley International Magnum Equity Sub-Account.
      On December 1, 2000, the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series of the New England Zenith Fund, which is no longer available for investment under the Contract. The information shown for the FI International Stock Sub-Account reflects the accumulation unit value history of the Morgan Stanley International Equity Sub-Account through the date of the substitution.
/(9)/ Previously, the Janus Growth Sub-Account. On April 28, 2003, the Janus
      Growth Portfolio that had been offered as an Eligible Fund through that date, merged with and into the Janus Aggressive Growth Portfolio. Information shown for the Janus Aggressive Growth Sub-Account is based on the May 1, 2001 inception date of the Janus Growth Sub-Account and reflects the unit value history of the Janus Growth Sub-Account through the date of the merger.
/(10)/Previously, the Janus Mid Cap Sub-Account. On April 30, 2004, the FI Mid
      Cap Opportunities Portfolio that had been offered as an Eligible Fund through that date, merged with and into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap Opportunities Portfolio. Information shown for the FI Mid Cap Opportunities Sub-Account (formerly the Janus Mid Cap Sub-Account) reflects the unit value history of the Janus Mid Cap Sub-Account through the date of the merger.
/(11)/Previously, the FI Mid Cap Opportunities Sub-Account. On April 30, 2004, the FI Mid Cap Opportunities Portfolio that had been offered as an Eligible Fund through that date, merged with and into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap Opportunities Portfolio. Information shown reflects the unit value history of the FI Mid Cap Opportunities Portfolio Sub-Account.

/(12)/Previously, the Met/Putnam Voyager Sub-Account. On April 29, 2005, the
      Met/Putnam Voyager Portfolio that had been offered as an Eligible Fund up through that date, merged with and into the Jennison Growth Portfolio. Information shown for the Jennison Growth Sub-Account (formerly the Met/Putnam Voyager Sub-Account) reflects the unit value history of the Met/Putnam Voyager Sub-Account through the date of the merger.
/(13)/Previously the MFS Investors Trust Sub-Account. On April 28, 2006, the
      MFS Investors Trust Portfolio that had been offered as an Eligible Fund up through that date, merged with and into the Legg Mason Value Equity Portfolio. Information shown for the Legg Mason Value Equity Sub-Account (formerly the MFS Investors Trust Sub-Account) reflects the unit value history of the MFS Investors Sub-Account Class A through the date of the merger.
/(14)/Effective October 2, 2006, BlackRock Investment Trust Portfolio changed its name to BlackRock Large Cap Portfolio. On or about April 30, 2007, BlackRock Large Cap Portfolio merged into BlackRock Large-Cap Core Portfolio.
/(15)/Effective April 30, 2007, RCM Global Technology Portfolio changed its name to RCM Technology Portfolio.
/(16)/Effective October 1, 2006, Janus Aggressive Growth Portfolio changed its name to Legg Mason Aggressive Growth Portfolio. Effective April 30, 2007, Legg Mason Aggressive Growth Portfolio changed its name to Legg Mason Partners Aggressive Growth Portfolio.

   Information on units and unit values is useful because they affect the calculation of Contract Values. The value of a Contract is determined by multiplying the number of Accumulation Units in each sub-account credited to the Contract by the Accumulation Unit Value of the sub-account. The Accumulation Unit Value of a sub-account depends in part on the net investment experience of the Eligible Fund in which it invests. See "Contract Value and Accumulation Unit Value" for more information.

                                  PREMIUM TAX

   Premium tax rates are subject to change. At present the Company pays premium taxes in the following jurisdictions at the rates shown.

                         CONTRACTS USED WITH TAX
          JURISDICTION  QUALIFIED RETIREMENT PLANS ALL OTHER CONTRACTS
          ------------  -------------------------- -------------------
          California...            0.50%*                 2.35%
          Florida......            1.00%                  1.00%
          Maine........              --                   2.00%
          Nevada.......              --                   3.50%
          Puerto Rico..            3.00%                  3.00%
          South Dakota.              --                   1.25%
          West Virginia            1.00%                  1.00%
          Wyoming......              --                   1.00%

--------
* Contracts sold to (S)408(a) IRA Trusts are taxed at 2.35%.

   See "Premium Tax Charges" in the prospectus for more information about how premium taxes affect the Contracts.

                               TABLE OF CONTENTS
                                    OF THE
                      STATEMENT OF ADDITIONAL INFORMATION
                            FOR ZENITH ACCUMULATOR

                                                                    PAGE
                                                                    -----
       HISTORY.....................................................  II-3
       SERVICES RELATING TO THE VARIABLE ACCOUNT AND THE CONTRACTS.  II-3
       INVESTMENT ADVICE...........................................  II-3
       DISTRIBUTION OF THE CONTRACTS...............................  II-6
       CALCULATION OF PERFORMANCE DATA.............................  II-6
       CALCULATION OF YIELDS.......................................  II-7
       NET INVESTMENT FACTOR.......................................  II-9
       ANNUITY PAYMENTS............................................  II-9
       HYPOTHETICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS........ II-11
       HISTORICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS.......... II-11
       TAX STATUS OF THE CONTRACTS................................. II-12
       INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM............... II-13
       LEGAL MATTERS............................................... II-13
       FINANCIAL STATEMENTS FOR THE NEW ENGLAND VARIABLE ACCOUNT...   F-1
       FINANCIAL STATEMENTS FOR METROPOLITAN LIFE INSURANCE COMPANY   F-1

   If you would like a copy of any of the following Statements of Additional Information, please check the appropriate box below and mail to:

   New England Securities Corporation
   501 Boylston Street
   Boston, Massachusetts 02116

       [_]Zenith Accumulator -- The New England Variable Account
       [_]Metropolitan Series Fund, Inc.
       [_]Met Investors Series Trust
       [_]American Funds Insurance Series
       [_]Variable Insurance Products Fund
       [_]My current address is:

                         ---------------   Name    ---
                         Contract Number

                         ---------------   Address ---
                            Signature
                                                   ---
                                                   Zip